SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Hauppauge Digital, Inc.

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HAUPPAUGE DIGITAL, INC.
91 Cabot Court
Hauppauge, New York 11788

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 17, 2006

To the Stockholders of Hauppauge Digital, Inc.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Hauppauge Digital, Inc., a Delaware corporation (the “Company”), will be held at the Company’s executive offices at 91 Cabot Court, Hauppauge, New York 11788 on October 17, 2006 at 9:30 a.m., local time, for the following purposes:

1.	To elect a Board of six (6) directors to fill the (6) vacancies that will be created by the expiration of the term of the directors whose term expire at the Meeting.

2.

To ratify the Board of Directors’ Resolution to amend the Company’s 2003 Performance and Equity Incentive Plan to increase the number of shares of Common Stock authorized thereunder by an additional 1,000,000 shares, all of which may be utilized for Incentive Stock Options.

3.

To ratify the Board of Directors’ Resolution to amend the Company’s Employee Stock Purchase Plan so as to increase the number of shares of Common Stock available thereunder from 260,000 to 420,000 and change the Termination Date of the Company’s Employee Stock Purchase Plan to December 31, 2010 from December 31, 2006.

4.	To transact such other business as may properly come before the Meeting.

          Only stockholders of record at the close of business on September 6, 2006 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

By Order of the Hauppauge Digital, Inc.
Board of Directors

Kenneth Plotkin
Chairman of the Board
Chief Executive Officer
President and Chief Operating Officer

Hauppauge, New York
September 18, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF HAUPPAUGE DIGITAL, INC., AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

HAUPPAUGE DIGITAL, INC.
91 Cabot Court
Hauppauge, New York 11788

PROXY STATEMENT

SOLICITING, VOTING AND REVOCABILITY OF PROXY

          This Proxy Statement is being mailed to all stockholders of record of Hauppauge Digital, Inc. (the “Company”) at the close of business on September 6, 2006 in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Company’s executive offices at 91 Cabot Court, Hauppauge, New York 11788 on October 17, 2006, at 9:30 a.m., local time, or any adjournment thereof. The Proxy and this Proxy Statement were first mailed to stockholders on or about September 15, 2006.

          All shares represented by Proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the instructions specified in such Proxies. Proxies so received without specified instructions will be voted as follows:

          (i) FOR the nominees named in the Proxy to the Company’s Board of Directors;

          (ii) FOR the approval of the amendment of the Company’s 2003 Performance and Equity Incentive Plan; and

          (iii) FOR the approval of the amendment of the Company’s Employee Stock Purchase Plan.

          The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

          The total number of shares of common stock of the Company (the “Common Shares”) outstanding and entitled to vote as of September 6, 2006 was 9,650,917. The Common Shares are the only class of securities of the Company entitled to vote on matters presented to the stockholders of the Company, each share being entitled to one non-cumulative vote. A majority of the Common Shares outstanding and entitled to vote as of September 6, 2006, or 4,825,459 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on September 6, 2006 will be entitled to vote.

          With regard to the election of directors, votes may be cast in favor or withheld. Directors shall be elected by a plurality of the votes cast for such individuals. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. Stockholders may expressly abstain from voting on Proposal 2 and/or Proposal 3 by so indicating on the proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on Proposal 2 and/or Proposal 3. Broker non-votes are not counted for the purpose of determining whether Proposal 2 and/or Proposal 3 have been approved. Since Proposal 2 and/or Proposal 3 requires the affirmative approval of a majority of the Common Shares present in person or represented by proxy at the meeting and entitled to vote (assuming a quorum is present at the meeting), abstentions will have a negative vote while broker non-votes will have no effect.

          Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The Proxy may be revoked by filing with the Company a written notice of revocation or a fully executed Proxy bearing a later date. The Proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a Proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended Proxies should be sent to the Company at 91 Cabot Court, Hauppauge, New York 11788, Attention: Corporate Secretary.

          The Proxy is being solicited by the Company’s Board of Directors. The Company will bear the cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of the Company’s shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of the Company may solicit Proxies in person or by telephone, telecopier or telegram without special compensation.

          A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose for a period of ten days prior to the Meeting, at the offices of the Company, 91 Cabot Court, Hauppauge, New York 11788, and also during the Meeting for inspection by any stockholder who is present. To contact the Company, stockholders should call (631) 434-1600.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information for the fiscal years ended September 30, 2005, 2004, and 2003 concerning the compensation of Kenneth Plotkin, Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Vice President of Marketing, and Director of the Company, John Casey, Vice President of Technology of the Company and Gerald Tucciarone, Chief Financial Officer, Treasurer and Secretary of the Company. No other executive officer of the Company had a combined salary and bonus in excess of $100,000 for the fiscal year.

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		Annual Compensation					Long Term Compensation

Name and Principal Position	Year	Salary	Bonus		Other annual Compensation		Common Shares Underlying Options Granted

Kenneth Plotkin	2005	$180,000	$39,000	(2)	$11,567	(1)	—
Chairman of the Board, Chief	2004	$180,000	-0-		$11,567	(1)	5,000
Executive Officer, President,	2003	$180,000	-0-		$8,748	(1)	10,000
Chief Operating Officer, Vice
President of Marketing, and
Director (1)

John Casey	2005	$148,934	$10,000	(2)	-0-		20,000
Vice President of Technology	2004	$143,495	-0-		-0-		-0
	2003	$133,913	-0-		-0-		30,000

Gerald Tucciarone	2005	$145,464	$15,000	(2)	-0-		20,000
Chief Financial Officer,	2004	$138,706	-0-		-0-		-0-
Treasurer and Secretary	2003	$130,995	-0-		-0-		30,000

(1) Represents non-cash compensation in the form of the use of a car and related expenses and payment of certain insurance premiums.

(2) Bonuses earned based on fiscal 2004 financial results and paid during 2005.

Option Grants in Last Fiscal Year

          The following table sets forth certain information concerning individual grants of stock options granted during the fiscal year ended September 30, 2005:

Name	Number of Common Shares Underlying Option Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date	Grant Present Value ($)

Kenneth Plotkin	—	—	—	—	—
John Casey	20,000	10.04%	4.62	February 2015	$50,200

Gerald Tucciarone	20,000	10.04%	4.62	February 2015	$50,200

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Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

          The following table sets forth certain information concerning Common Shares acquired on the exercise of stock options and the value of stock options unexercised as of September 30, 2005:

Name	Number of Common Shares Acquired on Exercise	Realized Value	Number of Common Shares Underlying Unexercised Options at September 30, 2005 Exerciseable/Unexercisable	Value of Unexercised In-the- Money Options at September 30, 2005 Exerciseable/ Unexerciseable

Kenneth Plotkin	154,700	$560,394	200,000/5,000	$314,154/$11,270

John Casey	8,000	$26,860	65,000/27,500	$100,775/$8,100

Gerald Tucciarone	2,000	$505	64,500/27,500	$70,025/$8,100

Compensation of Directors

          Effective May 3, 2004, the Board of Directors resolved to pay an annual retainer of $20,000 (to be paid in quarterly installments in advance) to each non-employee Director (effective November 22, 2005, in the case of the Chairman of the Audit Committee and the Chairman of the Compensation Committee, an annual retainer of $30,000 and $25,000, respectively, in lieu of the annual retainer paid to non-employee Directors) and $1,500 for each Board of Directors meeting or Committee meeting he/she attends in person. No additional compensation will be paid for participation in telephone conferences.

Employment Contracts; Termination of Employment and Change-in-Control Arrangements

          As of January 10, 1998, after the expiration of a prior employment agreement with the Company, Kenneth Plotkin entered into an employment agreement (the “1998 Employment Agreement”) with the Company to serve in certain offices of the Company. The 1998 Employment Agreement provided for a three-year term, which term automatically renews from year to year thereafter unless otherwise terminated by the Board of Directors or the executive. The 1998 Employment Agreement provided for an annual base salary of $125,000 during the first year, $150,000 during the second year, and $180,000 during the third year. For each Annual Period (as defined in the 1998 Employment Agreement) thereafter, the 1998 Employment Agreement provides that compensation shall be as mutually determined between the Company and the executive, but not less than that for the preceding Annual Period. In addition, the 1998 Employment Agreement provides for a bonus to be paid as follows: an amount equal to 2% of the Company’s earnings, excluding earnings that are not from operations and before reduction for interest and income taxes (“EBIT”), for each fiscal year starting with the year ended September 30, 1998, provided that the Company’s EBIT for the applicable fiscal year exceeds 120% of the prior fiscal year’s EBIT, and if not, then 1% of the Company’s EBIT. The determination of EBIT shall be made in accordance with the Company’s audited filings with the Securities and Exchange Commission on its Form 10-KSB or Form 10-K. Pursuant to the 1998 Employment Agreement, on January 21, 1998, incentive stock options to acquire a total of 90,000 Common Shares were granted to Mr. Plotkin, exercisable, beginning on January 21, 1999, in increments of 33 1/3% per year at $2.544 per share. Each increment of these options expires five (5) years after it first becomes exercisable. Also on January

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21, 1998, pursuant to the 1998 Employment Agreement, non-qualified options to acquire a total of 60,000 Common Shares were granted to Mr. Plotkin, exercisable immediately for a period of ten (10) years. These options expire as of January 20, 2008. Options granted under the 1998 Incentive Stock Option Plan shall become immediately vested and exercisable in the event of a Change in Control (as defined in the 1998 Incentive Stock Option Plan). The 1998 Employment Agreement further provides for disability benefits, the obligation of the Company to pay the premiums on a term life insurance policy or policies in the amount of $500,000 on the life of Mr. Plotkin owned by Mr. Plotkin or his spouse, or a trust for his respective benefit or for the benefit of his family, a car allowance of $500 per month, reasonable reimbursement for automobile expenses, and medical insurance as is standard for executives of the Company. The 1998 Employment Agreement further provides that the Company may apply for and own life insurance on the life of Mr. Plotkin for the benefit of the Company, in such amounts as the Board of Directors of the Company may from time to time determine. As set forth in the 1998 Employment Agreement, the Company shall pay the premiums as they become due on any such insurance policies, and all dividends and any cash value and proceeds on such insurance policies shall belong to the Company. In the event of a termination of employment associated with a Change in Control of the Company (as defined in the 1998 Employment Agreement), a one-time bonus shall be paid to the executive equal to three times the amount of the executive’s average annual compensation (including salary, bonus and benefits, paid or accrued) received by him for the thirty-six month period preceding the date of the Change of Control.

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth, to the knowledge of the Company based solely upon records available to it, certain information as of September 6, 2006 regarding the beneficial ownership of the Company’s Common Stock (i) by each person who the Company believes to be the beneficial owner of more than 5% of its outstanding Common Stock, (ii) by each current director, (iii) by each person listed in the Summary Compensation Table under “Executive Compensation” and (iv) by all current executive officers and Directors as a group:

Name of Management Person and Name and Address of Beneficial Owner	Number		Percent

Kenneth Plotkin	828,035	(1)(4)(5)(7)	8.6%
91 Cabot Court
Hauppauge, NY 11788

Laura Aupperle	962,064	(2)(3)(4)(6)	9.9%
23 Sequoia Drive
Hauppauge, NY 11788

Dorothy Plotkin	560,060	(1)(4)(7)	5.8%
91 Cabot Court
Hauppauge, NY 11788

John Casey	170,700	(8)	1.8%

Bernard Herman	66,494	(9)	*

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Gerald Tucciarone	77,100	(10)	*

Robert S. Nadel	37,500	(11)	*

Christopher G. Payan	37,500	(11)	*

Seymour G. Siegel	37,500	(11)	*

Neal Page	32,900	(12)	*

Directors and executive officers	1,287,629	(1)(4)(5)(8)	13.3%
as a group (8 persons)		(9)(10)(11)(12)

* Less than one (1%) percent.

(1)

Dorothy Plotkin, wife of Kenneth Plotkin, beneficially owns 560,060 Common Shares or 5.8% of the outstanding Common Shares. Ownership of Common Shares by Mr. Plotkin does not include ownership of Common Shares by Mrs. Plotkin and ownership of Common Shares by Mrs. Plotkin does not include ownership of Common Shares by Mr. Plotkin.

(2)	To the Company’s knowledge, Laura Aupperle, the widow of Kenneth R. Aupperle, beneficially owns 962,064 of Common Shares, or 9.9% of the outstanding Common Shares.

(3)

The Company is unaware of any filings made by Laura Aupperle or the Estate of Kenneth R. Aupperle with the Securities and Exchange Commission with respect to the ownership of such shares. The Company has assumed that any securities of the Company, which were assumed by the Company to have been previously beneficially owned by the Estate of Kenneth R. Aupperle, are now beneficially owned by Laura Aupperle.

(4)

One presently exercisable warrant has been issued for 120,000 Common Shares to LADOKK Realty Co. (“LADOKK”), a partnership, which prior to Mr. Aupperle’s death, consisted of Kenneth Plotkin, Dorothy Plotkin, Kenneth Aupperle and Laura Aupperle. Mr. Plotkin expressly disclaims any percentage interest in the warrant other than that which represents his percentage interest in the partnership, which is equal to 30,000 Common Shares. The Company has assumed that the Estate of Kenneth R. Aupperle now owns the interest which Mr. Aupperle formerly had in LADOKK.

(5)

Includes 75,400 Common Shares issuable upon the exercise of non-qualified options which are currently exercisable or exercisable within 60 days and 99,600 Common Shares issuable upon the exercise of incentive stock options which are currently exercisable or exercisable within 60 days.

(6)

Does not include 50,000 Common Shares, in the aggregate, owned by Mr. Aupperle’s brother, as custodian for each of Mrs. Aupperle’s minor children (25,000 Common Shares to each minor child) under the New York Uniform Gifts to Minors Act.

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(7)

Does not include 18,000 shares of Common Shares owned by the Plotkins’ adult daughter. Does not include 4,000 Common Shares, owned by Mr. Plotkin’s father as custodian for the Plotkins’ minor child under the New York Uniform Gifts to Minors Act. Each of Mr. and Mrs. Plotkin disclaim beneficial ownership of all such 22,000 Common Shares.

(8)

Includes 64,500 Common Shares issuable upon the exercise of incentive stock options which are currently exercisable or exercisable within 60 days. Does not include 20,000 Common Shares issuable upon the exercise of incentive stock options which are currently unexercisable or not exercisable within 60 days.

(9)	Includes 47,500 Common Shares issuable upon the exercise of non-qualified stock options which are currently exercisable or exercisable within 60 days.

(10)

Includes 64,000 Common Shares issuable upon the exercise of incentive stock options which are currently exercisable or exercisable within 60 days. Does not include 20,000 Common Shares issuable upon the exercise of incentive stock options which are currently unexercisable or not exercisable within 60 days.

(11)	Includes 37,500 Common Shares issuable upon the exercise of non-qualified stock options which are currently exercisable or exercisable within 60 days.

(12)	Includes 32,500 Common Shares issuable upon the exercise of non-qualified stock options which are currently exercisable or exercisable within 60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The Company occupies a facility located in Hauppauge, New York and uses it for executive offices and for the testing, storage and shipping of the Company’s products. In February 1990, Hauppauge Computer Works, Inc., a wholly-owned subsidiary of ours (“HCW”), entered into a lease, as amended (the “1990 Lease”), with Ladokk Realty Co., a real estate partnership which is principally owned by Kenneth Plotkin, the Company’s Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer and Vice President of Marketing and the holder of approximately 8.8% of the Company’s Common Shares as of September 30, 2005, Dorothy Plotkin, the wife of Kenneth Plotkin, holder of approximately 5.9% of the Company’s Common Shares as of September 30, 2005 and Laura Aupperle, believed by the Company to be the holder of approximately 10.5% of the Company’s Common Shares as of September 30, 2005, including Common Shares attributed to the Estate of Kenneth R. Aupperle. Ladokk Realty, LLC is the successor to Ladokk Realty Co. As of February 2004, the 1990 Lease provided for annual rent of approximately $454,000, payable monthly, and subject to 5% annual increases effective February 1st of each year. The Company was also obligated to pay real estate taxes and operating costs of maintaining the premises subject to the 1990 Lease. Until February 17, 2004, the premises subject to such lease were subject to two mortgages guaranteed by the Company. On February 17, 2004, HCW and Ladokk Realty Co. terminated the 1990 Lease and HCW entered into a new lease agreement with Ladokk Realty, LLC (the “2004 Lease”). The current lease term is for five years and terminates on February 16, 2009. The annual rent under the 2004 Lease is $360,000, payable monthly. The Company is also obligated to pay real estate taxes and operating costs of maintaining

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the premises subject to such lease. Concurrently with the new lease, Ladokk Realty, LLC completed a refinancing of its mortgages, and the new lender did not require the Company to sign a guarantee. Accordingly, the Company no longer guarantees the landlord’s mortgages.

          On December 17, 1995 in connection with a re-negotiation of the lease term of the 1990 Lease, the Company granted options to purchase 120,000 shares to Ladokk Realty Co. at an exercise price of $1.906 per share, which are exercisable through the lease term. The market price of the option equaled the exercise price at the date of the grant. The effect of imputing the fair value of the options granted was immaterial. The options were still outstanding as of September 30, 2005.

          The Company’s Audit Committee was required to review and approve the 2004 Lease because the Landlord is affiliated with (although not under exclusive control of) the Company’s Chief Executive Officer. Shortly following the execution and delivery of the 2004 Lease, the Audit Committee engaged the services of an independent law firm and an independent real estate appraiser to ascertain if the 2004 Lease was within the current market range in the geographic area for the building that the Company occupies. The real estate appraiser determined that the rent provided for in the 2004 Lease was somewhat above market value without giving effect to, among other things, the costs and potential disruption of the Company’s operations that would be associated with any move to a new facility. The Company’s Audit Committee has reviewed and analyzed the 2004 Lease and is negotiating the terms of a new lease to replace the 2004 Lease which have not yet been approved by the Company’s Board of Directors or Ladokk Realty, LLC. There can be no assurances that a new lease will be approved by the Company’s Board of Directors or by Ladokk Realty, LLC.

          The Company had amounts payable to Ladokk Realty, LLC for unpaid rent of $228,667 and $288,667 as of September 30, 2005 and 2004, respectively.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director

          Six directors are to be elected at the Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

          The following table sets forth the positions and offices presently held with the Company by each nominee, his age as of August 25, 2006 and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee’s election. The Board recommends a vote FOR all nominees.

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Name	Age	Offices and Positions Held	Year Became Director

Kenneth Plotkin	54	Chairman of the Board of Directors, Chief Executive Officer, President, Chief Operating Officer, Vice President of Marketing, and Director	1994
Bernard Herman	79	Director	1996
Robert S. Nadel	67	Director	2003
Christopher G. Payan	32	Director	2003
Neal Page	47	Director	2003
Seymour G. Siegel	63	Director	2003

Kenneth Plotkin is a co-founder of the Company and has served as a director since the Company’s inception in 1994. He has been the Company’s Chairman of the Board of Directors and Chief Executive Officer since the Company’s incorporation. He has been the Company’s President and Chief Operating Officer since September 27, 2004 and has also served in such offices from March 14, 2001 until May 1, 2002. Mr. Plotkin served as Secretary of the Company until June 20, 2001 and Vice-President of Marketing since August 2, 1994. He holds a BS and an MS in Electrical Engineering from the State University of New York at Stony Brook.

Bernard Herman has served as a director of the Company since 1996, and from 1979 to 1993, Mr. Herman was Chief Executive Officer of Okidata Corp. of Mount Laurel, New Jersey, a distributor of computer peripheral products. Since then he has served as a consultant with reference to computer products. He is also an Arbitration Neutral for the American Arbitration Association and the National Association of Security Dealers.

Robert S. Nadel has served as director of the Company since May 16, 2003. He is the President of Human Resources Spectrum, Inc., a management consulting firm specializing in executive and employee compensation and benefits and organizational effectiveness. From 1989 to 1991, Dr. Nadel served as Partner in Charge of the Actuarial Benefits and Compensation Practice of Deloitte and Touche, and from 1969 to 1989, he was Managing Partner of the Northeast Region for the Hay Group. Dr. Nadel received a BBA from City College in 1959, an MS in General Psychology from Yeshiva University in 1962 and a Doctorate in Public Administration from NYU in 1968.

Christopher G. Payan has served as a director of the Company since May 16, 2003. Mr. Payan has served as the Chief Executive Officer of Emerging Vision, Inc. (“EVI”) since June 2004 and a director of EVI since March 2004. From October 2001 until June 2004, Mr. Payan served as the Senior Vice President, Chief Financial Officer, and Secretary of EVI. Mr. Payan served as Treasurer of EVI from October 2001 until March 2004. From April 2002 until June of 2004, Mr. Payan served as Co-Chief Operating Officer of EVI. Mr. Payan also serves on the Board of Newtek Business Services, Inc. From March 1995 through July 2001, Mr. Payan worked for Arthur Andersen LLP, where he provided various audit, accounting, consulting and advisory services to various small and mid-sized private and public companies in various industries. Mr. Payan is a certified public accountant and holds a Bachelors of Science degree, graduating Cum Laude, with Honors, from C.W. Post - Long Island University.

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Neal Page has served as director of the Company since May 16, 2003. He is the founder and Chief Executive Officer of Inlet Technologies, Inc., a development stage company, developing products for the high definition video market. After founding Osprey Technologies in 1994, he served as corporate Vice President and General Manager of the Osprey Video Division of ViewCast Corporation from 1995 to March 2003. From 1994 to 1998, Mr. Page held both management and engineering positions with Sun Microsystems, Inc. From 1983 to 1988, Mr. Page developed advanced multimedia products at General Electric and Data General. He holds Bachelor of Science and Master of Science degrees in Electrical and Computer Engineering from North Carolina State University, and has completed executive business programs at University of North Carolina’s Kenan-Flagler Business School.

Seymour G. Siegel has served as director of the Company since May 16, 2003. He is a Certified Public Accountant and a principal in the Siegel Rich Division of Rothstein, Kass & Company, P.C., an accounting and consulting firm. From 1974 to 1990 he was managing partner and founder of Siegel Rich and Co., P.C., CPAs which merged into M.R.Weiser & Co., LLC, where he was a senior partner. He formed Siegel Rich Inc. in 1994, which in April, 2000 became a division of Rothstein, Kass & Company, P.C. Mr. Siegel has been a director, trustee and officer of numerous businesses, philanthropic and civic organizations. He has served as a director and member of the audit committees of Barpoint.com, Oak Hall Capital Fund, Prime Motor Inns Limited Partnership and Noise Cancellation Technologies, all public companies. Since July 2004, he has served as a director of EVI. Since December 2005, he has served as a director and member of the audit committee of Gales Industries, Inc. and as a director, member of the compensation committee and Chairman of the Audit Committee of Global Aircraft Solutions, Inc.

Board Committees

          The Audit Committee of the Board of Directors is responsible for (i) recommending independent accountants to the Board, (ii) reviewing the Company’s financial statements with management and the independent accountants, (iii) making an appraisal of the Company’s audit effort and the effectiveness of our financial policies and practices and (iv) consulting with management and the Company’s independent accountants with regard to the adequacy of internal accounting controls. The members of the Audit Committee currently are Messrs. Herman, Payan and Siegel. The Company’s Board of Directors has determined that it has an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K as promulgated by the SEC. The Company’s audit committee financial expert is Seymour G. Siegel. The directors who serve on the Audit Committee are “independent” directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. The Company’s Board of Directors has adopted a written charter for the Audit Committee which is attached as Appendix A to the Company’s Proxy Statement with respect to the Annual Meeting of Stockholders held on September 27, 2004. The Charter is not currently available on the Company’s website.

          The Compensation Committee of the Board of Directors is responsible for (i) determining the general compensation policies of the Company, (ii) establishing compensation plans, (iii) determining senior management compensation and (iv) administering the Company’s stock option plans. The members of the Compensation Committee currently are Dr. Nadel, Mr. Page and Mr. Herman. The Company’s Board of Directors has adopted a written charter for the Compensation

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Committee which is attached as Appendix B to the Company’s Proxy Statement with respect to the Annual Meeting of Stockholders held on September 27, 2004. The charter is not currently available on the Company’s website. The directors who serve on the Compensation Committee are “independent” directors based on the definition of independence in the listing standards of the National Association of Securities Dealers.

          The purpose of the Nominating Committee of the Board of Directors is to assist the Board of Directors in identifying and recruiting qualified individuals to become Board members and select director nominees to be presented for Board and/or stockholder approval. The members of the Nominating Committee currently are Messrs. Herman, Page, Payan, Siegel and Dr. Nadel. The directors who serve on the Nominating Committee are “independent” directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. The Nominating Committee has a written charter, a copy of which is attached as Appendix C to the Company’s Proxy Statement with respect to the Annual Meeting of Stockholders held on September 27, 2004. The charter is not currently available on the Company’s website. The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Company’s Secretary at c/o Hauppauge Digital, Inc., 91 Cabot Court, Hauppauge, New York 11788 provided that such recommendation has been made in accordance with the Company’s Amended and Restated By-Laws.

          At this time, no additional specific procedures to propose a candidate for consideration by the Nominating Committee, nor any minimum criteria for consideration of a proposed nomination to the Board, have been adopted.

Meetings

          The Board held ten (10) meetings during the fiscal year ended September 30, 2005. The Board also acted on one occasion during the fiscal year ended September 30, 2005 by unanimous written consent in lieu of a meeting. The Audit Committee met six (6) times during the fiscal year ended September 30, 2005. The Compensation Committee met four (4) times during the fiscal year ended September 30, 2005. The Nominating Committee met one (1) time during the fiscal year ended September 30, 2005. No Director attended fewer than 75 percent of the aggregate of (i) the total number of meetings held by the Board during the fiscal year ended September 30, 2005 and (ii) the total number of meetings held by all of the committees of the Board on which he served during the fiscal year ended September 30, 2005.

Family Relationships

          There is no family relationship among any of the Company’s executive officers and directors.

Term of Office

          Each director will hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified or until his/her earlier resignation, removal or death. Each

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executive officer will hold office until the next regular meeting of the Board of Directors following the next annual meeting of stockholders or until his or her successor is elected or appointed and qualified.

Director Independence

          The Board of Directors, based upon the listing standards of the National Association of Securities Dealers and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company’s current “independent” directors are: Bernard Herman, Robert S. Nadel, Christopher G. Payan, Neal Page and Seymour G. Siegel. Accordingly, a majority of the members of the Company’s Board of Directors have been determined to meet such standards for independence. The Company’s independent directors intend to hold annually at least two formal meetings independent from management. The independent directors will choose a director to preside at non-management sessions of the Board of Directors.

Directors’ Attendance at Annual Meetings of Stockholders

          It is the policy of the Company’s Board of Directors to expect that all directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. All members of the Board of Directors who were then directors attended the Company’s 2005 Annual Meeting of Stockholders.

Communication With the Board of Directors

          Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors may do so by directing a written request addressed to such directors or director in care of the Chairman of the Audit Committee, Hauppauge Digital, Inc., 91 Cabot Court, Hauppauge, New York 11788. Communication(s) directed to members of the Board of Directors who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended Board member(s) except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

Audit Committee Report

          In overseeing the preparation of the Company’s financial statements as of September 30, 2005 and 2004 and for the years ended September 30, 2005, 2004 and 2003, the Audit Committee met with both management and BDO Seidman, LLP, the Company’s independent auditors, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the independent auditors. The Audit

12

Committee’s review included discussion with the outside auditors of matters required to be disclosed pursuant to Statement of Auditing Standards (SAS) No. 61 (Communication With Audit Committees).

          The Audit Committee also discussed with BDO Seidman, LLP matters relating to its independence, the written disclosures and the letter to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

          On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005, for filing with the SEC.

          Members of the Audit Committee

Bernard Herman
Christopher G. Payan
Seymour G. Siegel

          The forgoing Audit Committee Report shall not be deemed to be incorporated by reference into any of the Company’s previous or future filings with the SEC, except as otherwise explicitly specified by the Company in any such filing.

Report on Executive Compensation

          The Company’s executive compensation program is designed to attract, motivate and retain management with incentives linked to financial performance and enhanced stockholder value. The Company’s compensation program currently consists of a number of components, including a cash salary, a cash incentive bonus and stock option grants.

          The Compensation Committee reviews salary, bonus and option award information for competitive companies of comparable size in similar industries, as well as that of companies not in its industry which do business in locations where the Company has operations. Based in part on this information, the Compensation Committee generally sets salaries at levels comparable to such companies. Bonuses are generally linked to Company performance during the year and thus align the interest of executive officers with those of the stockholders. The Compensation Committee also assesses each executive officer’s individual performance and contribution in determining bonus levels. The Compensation Committee uses the Company’s stock option program to motivate its executive officers and to improve long-term market performance of the Company’s Common Shares.

          For the fiscal year ended September 30, 2005, the Compensation Committee reviewed compensation information for competitive companies, as well as that of companies not in its industry which do business in locations where the Company has its executive offices, Mr. Plotkin’s extensive experience in various aspects of the computer peripheral industry and his past performance and service with the Company and determined that amounts payable to Mr. Plotkin for the fiscal year ended September 30, 2005 under the terms of the 1998 Employment Agreement

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and options granted to Mr. Plotkin adequately compensated Mr. Plotkin for the services rendered to the Company in fiscal 2005.

          Since the Compensation Committee believes that the granting of options to purchase Common Shares provides its executive employees with the long-term incentive to work for the betterment of the Company, stock options are generally granted annually to executives and periodically to other selected employees whose contributions and skills are critical to the long-term success of the Company. Options are granted with an exercise price equal to the market price of the Company’s Common Shares on the date of the grant, generally vest over a period of at least three years and generally expire after ten years.

          Members of the Compensation Committee

Robert S. Nadel
Neal Page
Bernard Herman

Company Stock Performance

          The following graph shows a five year comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for the Company, the NASDAQ Market Index and the Hemscott Group (Computer Peripheral) Index (the “Hemscott Group Index”). The graph assumes $100 was invested in each of the Company’s Common Shares, the NASDAQ Market Index and the Hemscott Group Index on October 1, 2000 and that all dividends were reinvested. Data points on the graph are annual. Note that historic stock price performance is not necessarily indicative of future stock performance.

COMPARE CUMULATIVE TOTAL RETURN

AMONG HAUPPAGE DIGITAL, INC.,

NASDAQ MARKET INDEX AND HEMSCOTT GROUP INDEX

0

2

5

5

0

7

5

10

0

12

5

2

0

0

0

2

0

0

1

2

0

0

2

2

0

0

3

2

0

0

4

20

0

5

HAUPPAUGE DIGITAL, INC.

HEMSCOTT GROUP INDEX

NASDAQ MARKET INDEX

ASSUMES $100 INVESTED ON  OCT. 1, 2000

ASSUMES  DIVIDEND REINVESTED

FISCAL YEAR ENDING  SEPT. 30, 2005

DOLLARS

Source: Hemscott, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”), requires that reports of beneficial ownership of capital stock and changes in such ownership be filed with the Securities Exchange Commission by Section 16 “reporting persons”, including directors, certain

14

officers, holders of more than 10% of the outstanding Common Shares and certain trusts of which reporting persons are trustees. The Company is required to disclose in this Proxy Statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended September 30, 2005.

          To the Company’s knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to it and representations that no other reports were required, during the fiscal year ended September 30, 2005, the Company’s officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

PROPOSAL 2: APPROVAL OF AMENDMENT TO
HAUPPAUGE DIGITAL INC.’S 2003 PERFORMANCE AND
EQUITY INCENTIVE PLAN TO INCREASE SHARES BY
AN ADDITIONAL 1,000,000 SHARES ALL OF WHICH
MAY BE UTILIZED FOR INCENTIVE STOCK OPTIONS.

General

                    The Company’s Board of Directors adopted the 2003 Performance and Equity Incentive Plan (the “2003 Plan”) on May 15, 2003 and the 2003 Plan was duly approved by the Stockholders on September 22, 2003 for 500,000 shares. The purpose of the 2003 Plan is to provide equity ownership opportunities and performance based incentives to attract and retain the services of key employees, directors and non-employee consultants of the Company and to further motivate such individuals to put forth maximum efforts on behalf of the Company.

                    No stock option or other award or right may be granted under the 2003 Plan on or after May 29, 2013.

                    The Company’s stockholders are being asked to approve the amendment to the 2003 Plan (the “Amendment”) which will increase the number of shares authorized and reserved for issuance under the 2003 Plan by an additional 1,000,000 Common Shares, all of which additional shares may be utilized for Incentive Stock Options. The Amendment was approved by the Board of Directors on September 5, 2006.

                    The following table sets forth information with respect to Common Shares that may be issued under the Company’s equity compensation plans as of September 30, 2005:

Plan Category	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by stockholders	1,432,094	$3.02	428,479
Equity compensation plans not approved by stockholders	—	—	—

Total	1,432,094	$3.02	428,479

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The following table sets forth for the Company’s Chief Executive Officer and the other most highly compensated executive officers (with base salary and bonus in excess of $100,000) and groups and others indicated the number of Common Shares subject to option grants made under the 2003 Plan since inception and through August 25, 2006. The grants are not in addition to those for the individuals named in the Executive Compensation Section. See such section for grants and exercises during its fiscal year ended September 30, 2005 and ownership by management.

Name and Position	Number of Shares Underlying Options Granted	Weighted Average Exercise Price per share	Dollar Value ($)(1)

Kenneth Plotkin CEO	5,000	$3.32	$20,400
Gerald Tucciarone CFO	20,000	$4.62	$81,600
John Casey VP of Technology	20,000	$4.62	$81,600
Bruce Willins VP of Engineering and Marketing	50,000	$3.20	$204,000

All current executive officers as a group (4 persons)	95,000	$3.80	$387,600
All current directors who are not executive officers as a group (5 persons)	37,500	$3.02	$153,000
All employees, including current officers who are not executive officers as a group.	342,500	$3.85	$1,397,400

(1) Based upon the Company closing price of $4.08 on August 25, 2006 as provided by NASDAQ.

                    The Board believes approval of the Amendment is necessary because the Company does not have available to it, and does not presently utilize any other plan that can provide sufficient equity ownership opportunities and performance based incentives to attract and retain key employees, Directors and non-employee consultants. The number of Common Shares available for grant under the 2003 Plan as of August 25, 2006 was 25,000 shares and the Board believes that it is in the best interests of the Company stockholders to increase this amount by an additional 1,000,000 shares.

                    The following summary provides a description of the significant provisions of the 2003 Plan as it is to be amended. Such summary is qualified in its entirety by reference to the full text of the 2003 Plan which is available at the offices of the Company. Any stockholder who desires a copy of the 2003 Plan may obtain same for free by request to the Company, Attn: Gerald Tucciarone, Chief Financial Officer, Hauppauge Digital Inc., 91 Cabot Court, Hauppauge, New York 11788 or may access the document from the SEC’s website at www.sec.gov. A copy of the subject amendment is annexed hereto as Exhibit A. A copy of the 2003 Plan has been filed with the Securities and Exchange Commission as an annex to this Proxy Statement.

Administration

                    The 2003 Plan will be administered by the Board of Directors or a Committee thereof composed of two or more members who are non-employee Directors (the “Committee”). Grants of awards under the 2003 Plan to non-employee directors require the approval of the Board of Directors.

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                    The Board or the Committee may amend, suspend or discontinue the 2003 Plan or any portion thereof at any time, but no amendment, suspension or discontinuation shall be made which would impair the right of any holder without the holder’s consent. Subject to the foregoing, the Board or the Committee has the authority to amend the 2003 Plan to take into account changes in law and tax and accounting rules, as well as other developments. The Board or the Committee may institute loan programs to assist participants in financing the exercise of options through full recourse interest bearing notes not to exceed the cash consideration plus all applicable taxes in connection with the acquisition of shares.

                    Stock options granted under the 2003 Plan may be of two types, those intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended (“Incentive Stock Options”) and those not so intended to qualify (“Non-Qualified Stock Options”). To the extent that a stock option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Non-employee Directors and non-employee consultants may only be granted Non-Qualified Stock Options.

Option Price And Duration Of Options

                    Incentive Stock Options granted under the 2003 Plan shall be exercisable at fair market value at the date of grant, generally the closing price as reported or such higher price as shall be determined by the Board or the Committee, and shall be exercisable no more than 10 years after the date of grant. Non-Qualified Stock Options shall be exercisable at such price as is determined by the Board or the Committee and shall be exercisable no more than 10 years and 1 month after grant. Stock options are exercisable at such times and under such terms and conditions as shall be determined by the Board or the Committee. Incentive Stock Options shall not be granted to any owner of 10% or more of the combined voting power of the Company, unless the exercise price is at least 110% of the fair market value on the date of grant, and the option states that it is not exercisable after the expiration of 5 years from the date of grant. To the extent that the aggregate fair market value (determined at the time the option is granted) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be Incentive Stock Options.

Reload Feature

                    The Board or the Committee may grant options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Shares held by the optionee for at least 12 months. The agreement for options containing the reload feature shall provide that the option holder shall receive, contemporaneously with the payment of the option price in Common Shares, a reload stock option to purchase the number of Common Shares equal to the number of Common Shares used to exercise the option, and to the extent authorized by the Board or the Committee, the number of Common Shares used to satisfy any tax withholding requirement incident to the underlying stock option. The exercise price of the reload options shall be equal to the fair market value of the Common Shares on the date of grant of the reload option and each reload option shall be fully exercisable six months from the effective date of the grant of such reload option. The term of the reload option shall be equal to the remaining term of the option

17

which gave rise to the reload option. No additional reload options shall be granted to optionees when stock options are exercised following the termination of the optionee’s employment. Subject to the foregoing, the terms of the 2003 Plan applicable to the option shall be equally applicable to the reload option. In determining whether to grant options with a reload feature, the Board or the Committee shall take into account the accounting principles applicable to the grant of options with reload features.

Stock Appreciation Rights

                    Stock Appreciation Rights may be granted in conjunction with all or part of any stock option granted under the 2003 Plan or independent of a stock option grant. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Board or the Committee. Upon the exercise of a Stock Appreciation Right, a holder shall be entitled to receive an amount in cash, Common Shares, or both, equal in value to the excess of the fair market value over the option exercise price per Common Share.

Restricted Stock

                    Shares of Restricted Stock may also be issued either alone or in addition to other amounts granted under the 2003 Plan. The Board or the Committee shall determine the officers, key employees and non-employee consultants to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture and any other terms and conditions of the award.

Long Term Performance Award

                    Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the 2003 Plan. The Board or the Committee shall determine the nature, length, and starting date of the performance period which shall generally be at least two years. The maximum award for any individual with respect to any one year of any applicable performance period shall be 100,000 Common Shares.

Effect Of Change In Control On Award Under The 2003 Plan

                    Upon a Change in Control as defined in the 2003 Plan, but only to the extent determined by the Board or the Committee, stock options, Stock Appreciation Rights and Long Term Performance Awards (collectively the “Awards”) will vest, provided that no award granted to an employee of the Company shall vest or be exercisable unless the employee’s employment is terminated within 24 months from the date of the Change in Control, unless the employee is terminated for Cause, as defined in the 2003 Plan or if the employee resigns his employment without Good Reason, as defined in the 2003 Plan. Otherwise, the Award shall not vest and be exercisable upon a Change in Control, unless otherwise determined. The employee shall have 30 days from after his employment is terminated due to a Change in Control to exercise all unexercised Awards. However, in the event of the death or disability of the employee, all unexercised Awards must be exercised within twelve (12) months after the death or disability of the employee.

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Eligibility

                    The Company estimates that approximately 80 employees and executive officers and 5 non-employee Directors are eligible at the present time to participate in the 2003 Plan.

Federal Income Tax Consequences

                    Options granted under the 2003 Plan may be either Incentive Stock Options which satisfy the requirements of Section 422 of the Internal Revenue Code or Non-Qualified Stock Options which are not intended to meet such requirements. The Federal Income Tax treatment for the two types of options is as follows:

                    Incentive Stock Options: No taxable income is recognized by the optionee at the time of the option grant, and no regular table income is generally recognizable at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (1) qualifying and (II) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has not disposed of the shares for more than two years after the option grant date and has held the shares for more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

                    Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (1) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then, in general, the excess of (1) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. However, if the net proceeds of the disposition are less, then only the net proceeds, if any, will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

                    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year on which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

                    Non-Qualified Stock Options: No taxable income is recognized by an optionee upon the grant of a Non-Qualified Stock Option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirement applicable to such income.

                    Stock Appreciation Rights: No taxable income is recognized upon the receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the right is exercised, equal to the excess of the fair market value of the underlying Common Shares on the

19

exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection the exercise of the stock appreciation right. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized.

                    Long Term Performance Awards: Awards under the Long Term Performance Plan will usually be contingent on the attainment by the Company of certain performance goals. Such grant, which by its terms will be contingent upon the attainment of a specified future financial goal, is generally not taxable to the recipient, even if the financial goal (such as earnings) is met prior to the award date. The performance goals will not be considered met until the performance period actually ends since, conceivably, the goals may fail to be realized because of subsequent events. When the amount under the performance is both earned and paid or made available to the participant, it will be treated as ordinary income. A corporate deduction is available at the end of the year corresponding with the year of the participant’s inclusion of the award. Performance units are subject to accounting treatment as variable awards, so that the expected cost of each award must be estimated and accrued as an expense over the performance period.

                    Restricted Stock: Restricted stock is usually subject to forfeiture and is non-transferable until a specified period of time has elapsed. Typically, forfeiture of the shares will occur if the employee’s employment is terminated prior to the completion of the restricted period. Unless the employee makes an election to be taxed in the current year, the employee must include in gross income the excess of the fair market value of the restricted shares over the amount paid for shares at the time the shares become transferable or are no longer subject to a substantial risk of forfeiture. In general, the Company will obtain a deduction in the tax year in which the employee includes the value of the award in his or her income in the same amount as the income.

                    The foregoing is only a summary of the effect of Federal Income Tax consequences upon optionees and the Company with respect to grants and exercises under the 2003 Plan. It does not purport to be complete and does not discuss the tax consequences of the optionee’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the optionee may reside.

The Impact of Code Section 409A

          Code Section 409A adds several additional requirements that overlay existing tax principles relating to the time of the receipt of income for Federal income tax purposes. In order to avoid immediate taxation and tax penalties on employees, Code Section 409A imposes substantial additional restrictions on amounts deferred after January 1, 2005. However, in general, an employee will not be treated as having deferred compensation merely because the plan requires payment to the employee within 2-1/2 months after the end of the taxable year in which the employee vests in the compensation.

          Congress has made it clear that it views certain stock rights programs as providing a form of deferred compensation. In general, incentive stock options would not be treated as providing deferred compensation. Also, IRS Notice 2005-1 and Proposed Income Tax Regulations provide

20

that, in general a non-statutory option to purchase stock of the employer will not be treated as deferred compensation for purposes of Section 409A if the following conditions are met: (1) the exercise price may never be less than the fair market value of the stock on the date the option is granted; (2) the option is subject to taxation under Code Section 83, and (3) the option does not include any feature for the deferral of compensation of income until the later of the exercise or disposition of the option. The Proposed 409A Income Tax Regulations add an additional requirement that the number of shares subject to the option be fixed on the original grant date of the option.

          Most stock options that fail to satisfy these conditions for exemption from Code Section 409A will also be unlikely to satisfy the requirements of Section 409A, since the option holder will generally be able to determine when to exercise a stock option. However, the nonqualified stock options issued by the Company are generally subject to conditions which will cause them to be excluded from the rules of Section 409A.

          IRS Notice 2005-1 also provides that stock appreciation rights (SARs) will be treated as deferred compensation for purposes of Section 409A unless the SAR provides (1) that the SAR exercise price may never be less than the fair market value of the stock subject to the SAR on the date the SAR is granted; (2) the stock of the service recipient that is subject to the SAR must be publicly traded on an established securities market; (3) the SAR must be settled in the form of publicly traded stock of the service recipient; and (4) the SAR does not include any feature for the deferral of compensation (other than the deferral of recognition of income until exercise of the SAR).

          The Proposed 409A Regulations expanded the exemption to include SARs settled in cash. It also requires that the number of shares subject to the SAR must be fixed on or before the grant date. In general, SAR rewards issued under the Company’s Plan can be expected to meet the requirements for exclusion from Section 409A.

          Long Term Performance Awards will be subject to the rules of Section 409A unless the payment is made with the 2-1/2 month period after the close of the tax year in which the right to payment vests

Recommendation And Required Vote

                    The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company present at the Meeting in person or by proxy is required for approval of this proposal.

                    THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ADOPTION OF THIS AMENDMENT TO THE PERFORMANCE AND EQUITY INITIATIVE PAN BY AN ADDITIONAL 1,000,000 SHARES AND ALSO MAKING ALL OF THESE SHARES ALSO AVAILABLE FOR INCENTIVE STOCK OPTIONS.

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PROPOSAL 3: APPROVAL OF AMENDMENT
TO HAUPPAUGE DIGITAL INC.’S
EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE
NUMBER OF SHARES AVAILABLE THEREUNDER TO 420,000
AND EXTEND THE TERMINATION DATE TO DECEMBER 31, 2010

General

                    The Company’s Board of Directors adopted the Company’s Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) on May 9, 2000, under Section 423 of the Internal Revenue Code of 1986, as amended from time to time, for the initial issuance of 100,000 Common Shares, which was subsequently ratified by the holders of a majority of shares present and represented at the Company’s Annual Meeting of Stockholders on July 18, 2000.

                    The Company’s Board of Directors subsequently passed a Resolution on May 1, 2002 amending the Employee Stock Purchase Plan. Such amendment, which was duly approved by Stockholders on September 6, 2002, increased the number of Common Shares available for issuance to 180,000 and extended the Termination Date of the Plan to December 31, 2004. The Board of Directors further amended the Plan on July 21, 2004 by increasing the number of shares available to 260,000 and extended the Plan to December 31, 2006. This proposal was duly approved by the Company’s Stockholders on September 27, 2004.

                    Since the Plan is due to expire on December 31, 2006, the Board of Directors on May 25, 2006, authorized for submission to the Company’s Stockholders a Third Amendment to the Employees Stock Purchase Plan increasing the number of shares available to 420,000 and extending the expiration date of the Plan to December 31, 2010.

                    The Employee Stock Purchase Plan is intended to provide a method whereby full-time employees of the Company will have an opportunity to acquire a proprietary interest in the Company through the purchase of Common Shares. The Board is asking the Company’s Stockholders to approve the additional shares and to extend the termination date to assist the Company in achieving its goals of increasing profitability and stockholder value by providing Company’s employees an opportunity to purchase Common Shares of the Company while also qualifying such shares for special tax treatment under Section 423 of the Internal Revenue Code.

                    The following summary provides a description of the significant provisions of the employee stock purchase plan. However, such summary if qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan as amended. Any Stockholder who desires a copy of the Plan as amended may obtain same for free by request to the Company, Attention: Gerald Tucciarone, Chief Financial Officer, Hauppauge Digital Inc., 91 Cabot Court, Hauppauge, New York 11780 or may access the documents from the SEC’s website at www.sec.gov. A copy of the subject amendment is annexed hereto as Exhibit B. A copy of the Employee Stock Purchase Plan as amended prior to the third amendment has been filed with the Securities and Exchange Commission as an annex to this proxy statement.

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Administration

                    The Employee Stock Purchase Plan is to be administered by the Board or a Committee appointed by the Board of Directors to consist of two or more members who are non-employee directors. The Board or the Committee has the complete power and authority to terminate or amend the employee Stock Purchase Plan, however, the Board or the Committee shall not, without the approval of the Stockholders of the Company, alter (i) the aggregate number of shares that may be issued under the Employee Stock Purchase Plan (except as expressly provided with respect to changes in capitalization) or (ii) the class of employees eligible to receive options under the Employee Stock Purchase Plan other than to designate additional subsidiary corporations. No termination, modification or amendment, may without the consent of an employee then having an option under the Employee Stock Purchase Plan, adversely affect the rights of such employee under such option.

Eligibility

                    Each employee who works more than twenty hours per week and more than five months in a calendar year, who has completed six (6) consecutive months of employment with the Company and is employed by the Company on the date his participation in the Employee Stock Purchase Plan is to become effective is eligible to participate in offerings under the Employee Stock Purchase Plan which commence after such six (6) month period has concluded. Persons who are not employees are not eligible to participate.

                    No employee will be granted an option to purchase Common Shares if immediately after the grant, such employee would own Common Shares and/or hold outstanding options to purchase Common Shares being 5% or more of the total combined voting power or value of all classes of stock of the Company or which permits an employee the right to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value (determined with reference to the value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time.

                    The Company estimates that approximately 80 employees are eligible at the present time to participate in the Employee Stock Purchase Plan including executive officers whose ownership and options do not exceed the ownership limits on participants.

Offerings Under the Employee Stock Purchase Plan

                    The Employee Stock Purchase Plan will terminate on December 31, 2010. In each year, four offerings ending quarterly are authorized. In each offering, the maximum number of Common Shares that may be issued is 10,000 plus unissued shares from all prior offerings whether offered or not. As of July 31, 2006, 97,264 Common Shares have been carried forward to the October 1 – December 31, 2006 Offering in which Common Shares may be issued. Prior to the approval of this amendment, there would be available and remaining 117,264 Common Shares for issuance under the Employee Stock Purchase Plan and if the amendment is approved, 277,264 Common Shares will be available for issuance through December 31, 2010. If while options are outstanding, the number of outstanding Common shares have increased, decreased, changed or been

23

exchanged for a different number through any reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate adjustments may be made by the Board or the Committee.

Option Grants and Prices

                    Each participating employee will be deemed to have been granted an option to purchase a maximum number of Common Shares equal to (i) that percentage of the employee’s compensation which the employee has elected to have withheld, multiplied by (ii) the employee’s compensation during the offering (as such term is defined in the Employee Stock Purchase Plan) then divided by (iii) the applicable option price.

                    Employees may elect payroll deductions up to 10% for each pay period. The option price shall be the lower of 85% of the closing price of the Common Shares on the offering commencement or termination date as reported on such date or the nearest prior business day on which trading occurred on the NASDAQ National Market System. If more that the maximum number of shares authorized are exercised, the Company will make a pro-rata allocation.

Common Shares Issued Under the Employee Stock Purchase Plan

                    As of July 31, 2006, a total of 142,736 Common Shares have been issued under the Employee Stock Purchase Plan to eligible employees at the time. None of such Common Shares have been issued to a person who, at the time of issuance, was a director or executive officer or nominee for election as a director.

Federal Income Tax Consequences

                    As long as an option is granted pursuant to a plan under Section 423 of the Internal Revenue Code, the employee will not recognize taxable income on the exercise on the option. The basis of the Common Shares received upon the exercise of an option is the option exercise price.

                    If the employee disposes of Common Shares acquired by an exercise of an option under a stock purchase plan before the expiration of the statutory holding period, in the year of the qualifying disposition, the employee must recognize as ordinary compensation income the difference between the optioned Common Shares’ fair market value and the option’s exercise price. If the sale or other taxable disposition of Common Shares occurs after the statutory holding period has expired, the employee’s gain on the sale of the common shares is an amount equal to the excess of the proceeds of the sale over the employee’s basis in the option common shares. The statutory holder period for a Section 423 plan stock is the later of two years after the granting of an option or one year from the date of transfer of the Common Shares pursuant to the exercise of the option.

                    Where an option is granted pursuant to a stock purchase plan at an option price of more than 85% and less than 100% of the fair market value of the Common Shares, the employee must include in taxable income at time of sale or other taxable disposition of the optioned Common shares, or upon the employee’s death while still holding the Common Shares, the lesser of:

24

-	The amount, if any, by which the fair market value of the Common Shares when the option was granted exceeds the option price; or

-	The amount, if any, by which the Common Shares’ fair market value at the time of such disposition or death exceeds the exercise price paid.

                    The basis of the option Common Shares will be increased by the amount of the compensation income recognized. This applies regardless of whether the employee has held the Common shares for the statutory holding period.

                    The Company may not deduct the difference between the fair market value of the option Common Shares and the option exercise price if the option is issued pursuant to a Section 423 plan.

                    The foregoing is only a summary of the effect of United States Federal Income Taxation upon the participants and the Company with respect to Common Shares purchased pursuant to the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable.

Recommendation and Required Vote

                    The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company present at the meeting in person or by proxy is required for the approval of this proposal.

                    THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE INCREASE OF THE ISSUANCE OF THE COMMON SHARES FROM 260,000 TO 420,000 UNDER THE EMPLOYEE STOCK PURCHASE PLAN AND FOR THE TERMINATION DATE TO BE EXTENDED TO DECEMBER 31, 2010.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

          BDO Seidman, LLP was named as the Company’s independent registered public accountants effective August 10, 1995 and was selected as the Company’s independent registered public accountants with respect to the fiscal year ended September 30, 2005. The Company has not yet selected its auditors for the current fiscal year. The Company’s Audit committee will review BDO’s proposal with respect to the audit prior to making a determination regarding the engagement.

          Representatives of BDO Seidman, LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions.

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          The following is a summary of the fees billed to the Company by BDO Seidman, LLP for professional services rendered for the fiscal years ended September 30, 2005 and September 30, 2004:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees

Audit Fees(1)	$139,500	$116,500
Audit-Related Fees	—	—
Tax Fees (2)	16,500	20,000
All Other Fees	—	—

Total Fees	$156,000	$136,500

(1)

Audit Fees consist of aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditors in connection with statutory and regulatory filings (including Form S-8) or engagements for the fiscal years ended September 30, 2005 and September 30, 2004, respectively.

(2)

Tax fees consist of aggregate fees billed for tax compliance and tax preparation for the Company’s federal and state tax filings. These fees are related to the preparation of the Company’s 2004 and 2005 federal and state tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

          The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors and approves in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

STOCKHOLDER PROPOSALS

          Stockholder proposals intended to be presented at the Company’s next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Secretary of the Company at the principal executive offices of the Company by April 15, 2007, for inclusion in the Company’s Proxy Statement and form of Proxy relating to such meeting. The Company, however, intends to hold next year’s annual meeting earlier in the year. Accordingly, the Company suggests that stockholder proposals intended to be presented at next year’s annual meeting be submitted well in advance of March 31, 2007, the earliest date upon which the Company anticipates the Proxy Statement and form or Proxy relating to such meeting will be released to stockholders.

          The following requirements with respect to stockholder proposals and stockholder nominees to the Board of Directors are included in the Company’s Amended and Restated By-Laws.

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1. Stockholder Proposals. For a proposal to be properly brought before an annual meeting by a stockholder of the Company, the stockholder must have given timely notice thereof to the Secretary of the Company. To be timely, such proposals must be received by the Secretary of the Company at the principal executive offices of the Company on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the Proxy Statement for the prior year’s annual meeting of stockholders. If during the prior year the Company did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before the Company mails the Proxy Statement for the current year. A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (b) the name and address of such stockholder proposing such business; (c) the class and number of shares of the Company which are beneficially owned by such stockholder; and (d) any material interest of such stockholder in such business. No business proposed by a stockholder shall be conducted at an annual meeting except in accordance with these procedures. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company’s Proxy Statement.

2. Stockholder Nominees. In order for persons nominated to the Board of Directors, other than those persons nominated by or at the direction of the Board of Directors, to be qualified to serve on the Board of Directors, such nomination must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days’ notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed to stockholders or (b) the day on which such public disclosure was made. The stockholder filing the notice of nomination must describe various matters, including such information as (a) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (b) any other information relating to such nominee required to be disclosed in a Proxy Statement; and (c) the name, address and shares held by the stockholder.

          Any notice given pursuant to the foregoing requirements must be sent to the Secretary of the Company at 91 Cabot Court, Hauppauge, New York 11788. The foregoing is only a summary of the provisions of the Amended and Restated By-Laws of the Company that relate to stockholder proposals and stockholder nominations for director. A complete copy of the Amended and Restated By-Laws is available at the offices of the Company.

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OTHER BUSINESS

          While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than that listed as Proposal 1, Proposal 2 and Proposal 3 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

          This Proxy Statement is accompanied by a copy of the Company’s Annual Report for the fiscal year ended September 30, 2005.

By Order of the Hauppauge Digital, Inc.
Board of Directors

Kenneth Plotkin
Chairman of the Board
Chief Executive Officer
President and Chief Operating Officer

Hauppauge, New York
September 18, 2006

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Exhibit A

AMENDMENT
TO
HAUPPAUGE DIGITAL INC.
2003 PERFORMANCE AND EQUITY
INCENTIVE PLAN

          WHEREAS, Hauppauge Digital Inc. (the “Company”) has heretofore adopted a 2003 Performance and Equity Incentive Plan (the ‘Plan”) which now has available only a limited number of available shares that may be issued; and

          WHEREAS, the purpose of this Amendment is to increase the number of shares authorized under the Plan from 500,000 to 1,500,000; and

          WHEREAS, this Amendment as duly authorized by the Directors of the Company is subject to the affirmative vote of the holders of a majority of the Common Shares of the Company present and represented at the next meeting of the Stockholders;

          NOW, THEREFORE, it is agreed:

A.

Section 3.1 of the Plan is hereby amended to increase the number of shares reserved for issuance under the Plan from 500,000 shares of Common Stock to 1,500,000 shares of Common Stock which shares shall be authorized but unissued shares of Common Stock.

B.	Section 3.5 of the Plan is hereby amended to change the numbers of shares available for delivery under the Plan through Incentive Stock Options from 500,000 to 1,500,000 shares.

C.	Except as amended herein all of the other terms of the Plan shall continue in full force and effect.

D.

The effective date of this Amendment is September 5, 2006 subject to approval by the holders of a majority of the shares of Common Stock present and represented at the next special or annual meeting of the stockholders of the Company duly held.

September 5, 2006	HAUPPAUGE DIGITAL INC.

Dated

By: /s/ Kenneth Plotkin

Exhibit B

PLAN AMENDMENT

THIRD AMENDMENT
TO
HAUPPAUGE DIGITAL INC.

EMPLOYEE STOCK PURCHASE PLAN

          WHEREAS, Hauppauge Digital, Inc. (the “Company”) has heretofore adopted an Employee Stock Purchase Plan (the “Plan”), pursuant to Section 423 of the Internal Revenue Code which Plan as heretofore amended is about to expire, and

          WHEREAS, the purpose of this Third Amendment is to increase the number of shares presently authorized under the Plan from 260,000 to 420,000 and to extend the termination date from December 31, 2006 to December 31, 2010; and

          WHEREAS, this Third Amendment as duly authorized by the Directors of the Company is subject to the affirmative vote of the holders of the majority of the outstanding Common Shares of the Company, present and represented, at the next meeting of Stockholders.

          NOW, THEREFORE it is agreed:

A.

Section 4.01 of the Plan is hereby further amended to increase the number of shares reserved for issuance under the Plan from 260,000 shares of Common Stock to 420,000 shares of Common Stock, which shares shall be authorized, but unissued, shares of Common Stock.

B.	Section 4.02 of the Plan is hereby further amended to change the date of December 31, 2006 to December 31, 2010.

C.	Except as amended herein all of the other terms of the Plan, as amended to date shall continue in full force and effect.

D.

The effective date of this Third Amendment is December 31, 2006 subject to approval by the holders of a majority of the shares of Common Stock present and represented at the next special or annual meeting of the stockholders of the Company duly held.

May 25, 2006	HAUPPAUGE DIGITAL INC.

Dated

By: /s/ Kenneth Plotkin

HAUPPAUGE DIGITAL, INC.
2003 PERFORMANCE AND EQUITY INCENTIVE PLAN

ARTICLE 1

NAME AND PURPOSE

1.1 Name. The name of this Plan is the “Hauppauge Digital, Inc. 2003 Performance and Equity Incentive Plan”.

1.2 Purpose. The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its shareholders by providing equity ownership opportunities and performance based incentives to attract and retain the services of key employees, directors and non-employee consultants of the Company and its Subsidiaries and to motivate such individuals to put forth maximum efforts on behalf of the Company.

ARTICLE II

DEFINITION OF TERMS AND RULES OF CONSTRUCTION

2.1 General Definitions. The following words and phrases when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

(a)	“Board” means the Board of Directors of the Company.

(b)	“Change in Control” and “Change in Control Price” have the meanings set forth in Sections 10.2 and 10.3, respectively.

(c)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)	“Commission” means the Securities and Exchange Commission or any successor agency.

(e)	“Committee” means the Committee referred to in Section 4.1, or the Board.

(f)	“Company” means Hauppauge Digital, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(g)	“Disability” means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

(h)

“Early Retirement” means retirement, with the consent, for purposes of the Plan, of the Committee or such officer of the Company as may be designated from time to time by the Committee, from active employment with the Company or a Subsidiary prior to Normal Retirement.

(i)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(j)

“Fair Market Value” means the closing price of a share of Stock, as of any given date, on any Exchange or in the over-the-counter market on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred), or if no such reported sales prices are available, the fair market value of the Stock as established by a good faith determination of the Committee.

(k)

“Holder” means an Optionee or a Transferee, as defined in this Section 2.1 (p) and (y), respectively and shall include any person to whom a Stock Option has been transferred by will or the laws of descent and distribution.

(l)	“Incentive Stock Option” means any Stock option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(m)	“Long Term Performance Award” or “Long Term Award” means an award under Article IX.

(n)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(o)	“Normal Retirement” means retirement from active employment with the Company or a Subsidiary at or after the retirement age determined by the Board.

(p)	“Optionee” means a person who is granted a Stock Option under Article VI.

(q)	“Plan” means the Hauppauge Digital, Inc. 2003 Performance and Equity Incentive Plan, as set forth herein and as hereinafter amended from time to time.

(r)	“Restricted Stock” means an award under Article VIII.

(s)	“Retirement” means Normal or Early Retirement.

(t)	“Rule 16b-3” means Rule 16b-3 as promulgated by the Commission under Section 16(b) of the Exchange Act as amended from time to time.

(u)	“Stock” means the Common Stock, $.01 par value, of the Company.

(v)	“Stock Appreciation Right” means a right granted under Article VII.

(w)	“Stock Option” or “Option” means an option granted under Article VI.

(x)	“Subsidiary” means any business entity in which the Company, directly or indirectly, owns 50 percent or more of the total combined voting power of all classes of stock or other equity interest.

(y)	“Transferee” means a member of an Optionee’s Immediate Family, a partnership or a trust to whom or which any Option is transferred as provided in Section 6.5(c).

2.2 Other Definitions. In addition to the above definitions, certain words and phrases used in the Plan and any agreement may be defined in other portions of the Plan or in such agreement.

2.3 Conflicts in Plan. In the case of any conflict in the terms of the Plan, or between the Plan and an agreement, relating to a benefit, the provisions in the Article of the Plan which specifically grants such benefit shall control.

ARTICLE III

STOCK SUBJECT TO PLAN

3.1 Number of Shares. The number of shares of Stock reserved for distribution pursuant to Stock Options or other awards under the Plan shall be equal to 500,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or issued shares heretofore or hereafter acquired and held as treasury shares.

3.2 Reusage. If an outstanding Stock Option or Stock Appreciation Right shall expire or terminate without having been exercised in full, or if any Restricted Stock award or Long Term Performance Award is not earned or is forfeited in whole or in part, the shares subject to the unexercised or forfeited portion of such award shall again be available for distribution in connection with awards under the Plan. In the event that a Stock Option is exercised by tendering shares to the Company as full or partial payment of the option exercise price, only the number of shares issued net of the shares tendered shall be deemed delivered under the Plan. Further, shares tendered or withheld for the payment of taxes in connection with any award shall again be available for distribution in connection with awards under the Plan.

3.3 Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split (including reverse stock splits), or other change in corporate structure affecting the Stock such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options, in the determination of the amount payable upon exercise of outstanding Stock Appreciation Rights and in the number of shares subject to other outstanding awards granted under the Plan as may be determined by the Committee, in its sole discretion, to be equitable to prevent substantial dilution or enlargement of the rights granted to participants hereunder, provided, however, that the number of shares subject to any award will always be a whole number. The Committee shall give notice to each participant of any adjustment made pursuant to this paragraph, and upon such notice, such adjustment shall be effective and binding for all purposes of the Plan.

3.4 Settlement of Awards. Shares issued under the Plan as the result of the settlement or assumption of, or substitution of awards under the Plan for, any awards or obligations to grant future awards of any entity acquired by or merging with the Company shall not reduce the number of shares available for delivery under the Plan.

3.5 Maximum Number of Shares for Incentive Stock Options and Awards. The maximum number of shares available for delivery under the Plan through Incentive Stock Options shall be 500,000 shares.

ARTICLE IV

ADMINISTRATION

4.1 Committee. The Plan shall be administered by the Committee composed of two or more members who are who are non-employee directors as defined under Rule 16b-3 or the Board. With respect to grants to non-employee directors, the grants shall be subject to Board approval.

4.2 Authorization of Committee. Except as limited by the express provisions of the Plan, the Committee shall have the sole and complete authority:

(a)

to select the employees, employee and non-employee directors, and non-employee consultants to whom Stock Options, Stock, Appreciation Rights, Restricted Stock and Long Term Performance Awards may from time to time be granted;

(b)

to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Long Term Performance Awards, or any combination thereof are to be granted, hereunder, provided that Incentive Stock Options may only be granted to employees.

(c)	to determine the number of shares to be covered by each award granted hereunder;

(d)

to determine the terms and conditions of any award granted hereunder (including, but not limited to, the share price, any restriction or limitation, any vesting acceleration or any forfeiture waiver regarding any Stock Option or other award and the shares of Stock relating thereto), based on such factors as the Committee shall determine;

(e)	to adjust the performance goal and measurements applicable to performance-based awards pursuant to the terms of the Plan; and

(f)	to determine to what extent and under what circumstances Stock and other amounts payable with respect to an award shall be deferred;

4.3 Administrative Rules. The Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreement relating thereto), and otherwise to supervise the administration of the Plan. The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any award shall be made in its sole discretion at the time of the grant of the award or, unless in contravention of any express term of the Plan, at any time thereafter. Whenever the Committee has the power, or right under this Plan to adjust, alter, amend, award, consent, deem advisable, deem appropriate, deem desirable, deem necessary, determined, determine conditions, determine criteria, determine factors, determine terms, elect, exercise authority, exercise discretion, grant, interpret, make a decision, provide, set, specify, supervise, use criteria, use factors or any similar power or right, the Committee shall have the sole, absolute and uncontrolled discretion in doing so. The Committee’s determinations under the Plan (including, without limitation, of the persons to receive grants or awards and the terms thereof) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants or awards under the Plan, whether or not such persons are similarly situated.

ARTICLE V

ELIGIBILITY

5.1 Eligibility. All employees, employee and non-employee directors, and non-employee consultants to the Company (authorized under Form S-8 of the Securities Act of 1933, as amended) and its Subsidiaries who in the opinion of the Committee are responsible for, or contribute to, the management, growth, and profitability of the business of the Company or its Subsidiaries are eligible to be granted awards under the Plan, as hereinafter provided.

ARTICLE VI

STOCK OPTIONS

6.1 Grants. Stock Options may be granted alone or in addition to other awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant any Optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that the Committee shall not have the authority to grant Incentive Stock Options to any non-employee consultant or non-employee director. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

6.2 Option Agreements. Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is an agreement for Incentive Stock Options or Non-Qualified Stock Options. The grant of a Stock Option shall occur on the date the Committee by resolution selects an employee as a participant in any grant of Stock Options, determines the number of Stock Options to be granted to such employee, and specifies the terms and provisions of the option agreement; provided, however, that the Committee may designate in such resolution a later date as the date of grant of any or all of the Stock Options covered thereby. The Company shall notify a participant of any grant of Stock Options, and a written option agreement or agreement shall be duly executed between the Company and the participant.

6.3 No Disqualifications Under Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under such Section 422.

6.4 Terms and Conditions of Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a)

Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be equal to the Fair Market Value of the Stock on the date of grant or such higher price as shall be determined by the Committee at grant. The option price per share of Stock for all other Options shall be as determined by the Committee.

(b)

Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date of grant of the Option, and no Non-Qualified Stock Option shall be exercisable more than 10 years and one month after the date of grant of the Option.

(c)	Transferability of Options.

	(i)	No Stock Option shall be transferable by the Optionee other than by will, by the laws of descent and distribution or in accordance with the provisions of Section 6.4(c)(ii).

(ii)

Subject to applicable securities laws, the Committee may determine that a Non-Qualified Stock Option may be transferred by the Optionee to one or more members of the Optionee’s Immediate Family, as defined in Section 6.4(c)(iii), to a partnership of which the only partners are members of the Optionee’s Immediate Family, or to a trust established by the Optionee for the benefit of one or more members of the Optionee’s Immediate Family. No Transferee to whom or which a Non-Qualified Stock Option is transferred may further transfer such Stock Option. A Non-Qualified Stock Option transferred pursuant to this Section shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of this Section 6 relating to the exercise of the Stock Option upon the death, Disability, Retirement or other termination of employment of the Optionee, and shall be subject to such other rules as the Committee shall determine.

	(iii)	For purposes of this Article VI, “Immediate Family” of the Optionee means the Optionee’s spouse, parents, children and grandchildren.

(d)

Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part based on such factors as the Committee may determine.

(e)

Notwithstanding the foregoing, Incentive Stock Options shall not be granted to any owner of 10% or more of the combined voting power of the Company, unless the exercise price is at least 110% of the Fair Market Value on the date of grant and the option states that it is not exercisable after the expiration of five years from the date of grant.

(f)	The aggregate fair market value (determined on the date the option is granted) of shares subject to an Incentive Stock Option granted to an Optionee in any calendar year shall not exceed $100,000.

(g)

Termination by Death. Subject to Section 6.4(d), if an Optionee’s employment or service on the Board terminates by reason of death, any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of two years from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the expiration of the stated term of any such Stock Option is less than one year following the death of the Optionee, the Stock Option shall be exercisable for a period of one year from the date of such death.

(h)

Termination by Reason of Disability. Subject to Section 6.4(d), if an Optionee’s employment or service on the Board terminates by reason of Disability, any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised by the Holder, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of two years from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Holder dies while any such Stock Option remains exercisable, any unexercised Stock Option held by such Holder at death shall continue to be exercisable to the extent to which it was exercisable at the time of the Holder’s death for a period of 12 months from the date of such death. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(i)

Termination by Reason of Retirement. Subject to Section 6.4(d), if an Optionee’s employment or service on the Board terminates by reason of Retirement, any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised by the Holder, to the extent it was exercisable at the time of Retirement or on such accelerated basis as the Committee may determine, for a period of three years from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however that, if the Holder dies within such three-year period, any unexercised Stock Option held by such Holder shall, notwithstanding the expiration of such three-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(j)

Other Termination. Subject to Section 6.4(d), if an Optionee’s employment terminates for any reason other than death, Disability, Retirement, or Cause (as hereinafter defined in Section 10.1(v)), any Stock Option held by such Optionee or any Transferee of such Optionee may thereafter be exercised by the Holder, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Holder dies within such three-month period, any unexercised Stock Options held by such Holder shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death. If an Optionee’s employment is terminated for Cause (as determined pursuant to section 10.1 (a)(v)), all rights under any Stock Option held by such Optionee or any Transferee of such Optionee shall expire immediately upon the giving to the Optionee of notice of such termination, unless otherwise determined by the Committee. Notwithstanding anything to the contrary contained in this plan, non-qualified options, at the determination of the Committee, may be exercised after an Optionee’s employment terminates.

(k)

Method of Exercise. Stock Options shall be exercisable (i) during the Holder’s lifetime, only by the Holder or by the guardian or legal representative of the Holder, and (ii) following the death of the Holder, only by the person to whom they are transferred by will or the laws of descent and distribution. For purposes of this Section 6.4(k) only, the term “Holder” shall include any person to whom a Stock Option is transferred by will or the laws of descent and distribution. Subject to the provisions of this Article VI, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash (including check, bank draft, money order, or such other instrument as the Company may accept). Unless otherwise determined by the Committee at any time or from time to time, payment in full or in part may also be made (i) by delivering a duly executed notice of exercise together with irrevocable instructions from the Holder to a broker to deliver promptly to the Company sufficient proceeds from a sale or loan of the shares subject to the Stock Option to pay the purchase price, or (ii) in the form of Stock which is not Restricted Stock already owned by the Holder or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee.

          Notwithstanding the foregoing, no shares of Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, a Holder shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to the Stock Option when the Holder has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in

Section 14.1.

                    Shares issued upon exercise of a Stock Option shall be issued in the name of the Holder or, at the request of the Holder, in the names of such Holder and the Holder’s spouse with right of survivorship as community property, community property with right of survivorship or joint tenants.

(l)

Cashing Out of Options. In any case when a Stock Option is exercised after the death of a Holder, the Committee may elect to cash out all or any part of the Stock Option by paying the person to whom the Stock Option has been transferred by reason of the death of the Holder an amount, in cash or shares of Stock, equal in value to the excess of the Fair Market Value of the Stock over the option price on the effective date of such cash out.

(m)

Substitute Options. Stock Options or Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options or stock appreciation rights held by employees of any corporation who, as the result of a merger, consolidation, or combination of such other corporation with, or the acquisition of all or substantially all of the assets or stock of such other corporation by, the Company or a Subsidiary, become employees of the Company or a Subsidiary. The terms and conditions of any substitute Stock Options or Stock Appreciation Rights so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options or stock appreciation rights in substitution for which they are granted; provided, however, that in the event a stock option for which a substitute Stock Option is being granted is an incentive stock option, no such variation shall be permitted the effect of which would be to adversely affect the status of any such substitute Stock Options as an Incentive Stock Option.

(n)

Deferral of Option Gains. An Optionee may elect to defer to a future date receipt of the shares of Stock to be acquired upon exercise of a Stock Option. Such election shall be made by delivering to the Company not later than six months prior to the exercise of the Stock Option a written notice of the election specifying the future date (the “Deferral Date”) for receipt of the shares. At any time, and from time to time, prior to the delivery to the Optionee of shares the receipt of which has been deferred as provided in this section, the Optionee may designate by written notice to the Company a new date, which date shall be later than the Deferral Date, and such new date shall thereafter be the Deferral Date with respect to such shares.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1 (a) Grant of Stock Appreciation Right. A Stock Appreciation Right may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such Right may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right independent of a Stock Option grant may also be awarded by the Committee, in which event the provisions of this Article VII shall be applied for purposes of determining the operation of such Stock Appreciation Right as if a Non-Qualified Stock Option had been granted on the date of the grant of and in conjunction with such independent Stock Appreciation Right.

(b)

A Stock Appreciation right granted with respect to a given Stock Option shall terminate and no longer be exercisable to the extent of the shares with respect to which the related Stock Option is exercised or terminates. A Stock Appreciation Right may be exercised by a Holder in accordance with the provisions of this Article VII by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 7.2. The Stock Option which has been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised.

(c)	Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including, but not limited to, the following:

(i)

Exercisability. A Stock Appreciation Right shall be exercisable only at such time or times and to the extent that the Stock Option to which it relates is exercisable in accordance with the provisions of Article VI and this Article VII; provided, however, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by an Optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, unless otherwise determined by the Committee in the event of death or Disability of the Optionee prior to the expiration of the six-month period.

7.2 Payment Upon Exercise. Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive an amount in cash, shares of Stock, or both equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over the option exercise prior per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. The Committee shall have the right to determine the form of payment in each case.

In the case of a Stock Appreciation Right held by an Optionee who is actually or potentially subject to Section 16 of the Exchange Act, the Committee may require that such Stock Appreciation Right be exercised only in accordance with the applicable provisions of Rule 16b-3.

7.3 Non-transferability. A Stock Appreciation Right shall be transferable only when and to the extent that the related Stock Option would be transferable under Section 6.4(c).

7.4 Effect of Change in Control. The Committee may provide, at the time of grant, that a Stock Appreciation Right can be exercised only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant. The Committee may also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control price, subject to such terms and conditions as the Committee may specify at grant.

ARTICLE VIII

RESTRICTED STOCK

8.1 Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers, employee and non-employee directors and non-employee consultants to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded the time or times within which such awards may be subject to forfeiture, and any other terms and conditions of the awards, in addition to those contained in Section 8.3. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

8.2 Awards and Certificates. Each participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form or such other form as authorized by the Committee:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Hauppauge Digital, Inc. 2003 Performance and Equity Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Hauppauge Digital, Inc., 91 Cabot Court, Hauppauge, New York 11788.

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

8.3 Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(i)

Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 8.3(vi), during such period commencing with the date of such award as shall be set by the Committee (the “Restriction Period”), the participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, and such other facts or criteria as the Committee may determine.

(ii)

Except as provided in Section 8.3(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends thereon; provided, however, that the Committee may provide at the time of an award that cash dividends shall be automatically deferred and reinvested in additional Restricted Stock. Dividends on Restricted Stock which are payable in Stock shall be paid in the form of additional shares of Restricted Stock.

(iii)

Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 8.3(i) and (iv), upon termination of a participant’s employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

(iv)

In the event of the death of a participant during the Restriction Period without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant, except as otherwise may be necessary with respect to any applicable securities laws.

(v)

If and when the Restriction period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant, except as otherwise may be necessary with respect to any applicable securities laws.

(vi)	Each award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement which shall be executed by the Company and the recipient of the Restricted Stock.

ARTICLE IX

LONG TERM PERFORMANCE AWARDS

9.1 Awards and Administration. Long Term Performance awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length, and starting date of the performance period (the “Performance Period”) for each Long Term Performance Award, which shall be at least two years (subject to Article X), and shall determine the performance objectives to be used in valuing Long Term Performance awards and determining the extent to which such Long Term Performance Awards have been earned. The maximum award for any individual with respect to any one year of any Performance Period shall be 100,000 shares of Stock. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon one or more of the following Company, Subsidiary, business unit, or individual performance factors or criteria (on a pre- or post- tax basis and on an aggregate or per share basis) as the Committee may deem appropriate; earnings, sales, Stock price, return on equity, assets or capital, economic value added, cash flow, total shareholder return, costs, margins, market share, any combination of the foregoing. Performance Periods may overlap and participants may participate simultaneously with respect to Long Term performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long Term Performance Award Agreement. The terms of such awards need not be the same with respect to each participant.

(a)

Adjustment of Awards. The Committee may adjust the performance goals and measurements applicable to Long Term Performance Awards to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events, or circumstances in order to avoid windfalls or hardships.

(b)

Termination of Employment. Subject to Article X and unless otherwise provided in the applicable Long Term Performance Award Agreement, if a participant terminates employment during a Performance Period because of death, Disability, or Retirement, such participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period;

(i)

based, to the extent relevant under the terms of the award, upon the participant’s performance of the portion of such Performance Period ending on the date of termination and the performance of the Company or any applicable business unit for the entire Performance Period, and

(ii)

prorated for the portion of the Performance Period during which the participant was employed by the Company or a Subsidiary, all as determined by the Committee. The Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate. Subject to Article X and except as otherwise provided in the applicable Long Term Performance Award Agreement, if a participant terminates employment during a Performance Period for any other reason, then such participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine.

(c)

Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis and may provide for such interest or earnings equivalent as the Committee may determine. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, or a combination thereof, either in a lump sum payment or in annual installments, all as the Committee shall determine.

ARTICLE X

CHANGE IN CONTROL PROVISIONS

10.1 Impact of Event. In the event of:

(a)	a “Change in Control” as defined in Section 10.2, but only if and to the extent so determined by the Committee, the following acceleration and valuation provisions shall apply:

(i)

Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested as provided in Section 10.1(a)(v) below, unless the terms of the award provide otherwise; provided, however, that, in the case of Stock Appreciation rights held by an Optionee who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall not become exercisable and vested unless they shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred.

	(ii)	The restrictions and forfeiture provisions applicable to any restricted Stock shall lapse, and such Restricted Stock shall become fully vested, unless the terms of the award provide otherwise.

(iii)

The value of all outstanding Stock Options, Stock Appreciation Rights, and Restricted Stock shall, unless otherwise determined by the Committee at or after grant, if cashed out shall be on the basis of the “Change in Control Price”, as defined in Section 10.3, as of the date such change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

(iv)

Any outstanding Long Term Performance Awards shall, unless the Committee otherwise determines, be vested and paid out based on the prorated target results for the Performance Periods in question, unless the Committee provides prior to the Change in Control event for a different payment.

(v)

Each Option, Stock Appreciation Right, Long Term Performance Award or restricted stock award granted to an employee of the Company shall vest or be exercisable upon termination of the employee’s employment within twenty-four (24) months from the date of the Change in Control, unless the employee is terminated for “Cause” or the employee resigns his employment without “Good Reason”. Except for death or disability, in which event the Option, Stock Appreciation Right, Long Term Performance Award or restricted stock award must be exercised within twelve (12) months thereafter, the Employee shall have 30 days from after his employment is terminated, after a Change in Control, to exercise all unexercised Options, Stock Appreciation Rights, Long Term Performance Awards, or restricted stock awards. “Cause” is defined herein as the failure of the employee to properly perform his duties on behalf of the Company, as reasonably determined by the

Committee in its sole discretion or as provided in the Agreement making the grant. “Good Reason” shall be the assignment to the Employee of duties inconsistent with his or her duties prior to the Change in Control, or any other action (but not a change in title) that results in a diminution of the Employee’s duties or responsibilities, other than an isolated, in substantial or inadvertent action which is remedied by the Company. In the event that the employee is offered a position after a Change in Control that has a salary and bonus level at least equal to that in effect prior to the Change in Control, it shall be presumed that the employee did not have Good Reason.

10.2 Definition of “Change in Control”. For purposes of Section 10.1(a), a “Change in Control” means a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, such a “Change in Control” shall be deemed to have occurred if:

(a)

A third person, including a “group” as such term is used in Section 13(d)(3) of the Exchange Act, other than the trustee of a Company employee benefit plan, becomes the beneficial owner, directly or indirectly of 20 percent or more of the combined voting power of the company’s outstanding voting securities ordinarily having the right to vote for the election of the Board;

(b)

During any period of 24 consecutive months individuals who, at the beginning of such consecutive 24-month period, constitute the Board of Directors of the Company (the “Board” generally and as of the effective date of the Plan the “Incumbent Board”) cease for any reason (other than Retirement upon reaching Normal Retirement age, Disability, or death) to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least three-quarters of the Directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(c)	The Company shall cease to be a publicly owned corporation.

10.3 Change in Control Price. For purposes of this Section 10, “Change in Control Price” means the highest price per share paid or offered in any bona fide transaction related to an actual Change in Control of the Company at any time during the preceding 60-day period as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Stock Options.

ARTICLE XI

RELOAD OPTIONS

11.1 Authorization of Reload Options. Concurrently with an award of Stock Options, the Committee may authorize reload options (“Reload Options”) to purchase a number of shares of Stock. The number of Reload Options shall equal to the extent authorized by the committee:

(a)	the number of shares of Stock used to exercise the underlying Stock Options and

(b)	the number of shares of Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options.

The grant of a Reload Option will become effective upon the exercise of underlying Stock Options through the use of shares of Stock held by the Optionee for at least 12 months. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option.

11.2 Reload Option Amendment. Each option agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options. Upon the exercise of an underlying Stock Option, the Reload Option will be evidenced by an amendment to the underlying stock option agreement.

11.3 Reload Option Price. The option price per share of Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Stock on the date the grant of the Reload Option becomes effective.

11.4 Term and Exercise. Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Stock Option.

11.5 Termination of Employment. No additional Reload Options shall be granted to Optionees when Stock Options are exercised pursuant to the terms of this Plan following termination of the Optionee’s employment.

ARTICLE XII

AMENDMENTS

12.1 Amendments to Plan. The Board may amend, suspend, or discontinue the Plan or any portion thereof at any time, but no amendment, suspension, or discontinuation shall be made which would impair the rights of a Holder under a Stock Option or a recipient of a Stock Appreciation Right, restricted stock award, or Long Term Performance Award theretofore granted without the Holder’s or recipient’s consent or which without the approval of the Company’s stockholders, would:

(a)	except as expressly Provided in the Plan, increase the total number of shares reserved for the purpose of the Plan;

(b)	decrease the option price of any Stock Option to less than the Fair

Market Value on the date of grant;

(c)	change the class of employees eligible to participate in the Plan; or

(d)	extend the maximum option periods under Section 6.4.

12.2 Amendments to Stock Options or Amounts. The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the right of any holder without the holder’s consent. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments.

ARTICLE XIII

UNFUNDED STATUS OF PLAN

13.1 It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

ARTICLE XIV

GENERAL PROVISIONS

14.1 Certificates. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require any Optionee purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that the Optionee is acquiring the shares without a view to the distribution thereof.

14.2 Compensation Arrangements. Nothing contained in this Plan shall prevent the Company or a Subsidiary from adoption of other or additional compensation arrangements for its employees.

14.3 No Rights to Continued Employment. Neither the adoption of the Plan nor the granting of any Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Award shall confer upon any employee any right to continued employment or constitute an agreement or understanding that the Company will retain a director for any period of time or at any particular rate of compensation, nor shall the same interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any employee or the service of any director at any time.

14.4 Withholding and Employment Taxes. No later than the date on which the Company is required to withhold federal or state income taxes or employment taxes in respect of an award, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local, or other taxes of any kind required by law to be withheld with respect to such award or any payment or distribution made in connection therewith. Unless otherwise determined by the Committee, withholding or employment tax obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding or employment tax requirements; provided, however, that in the case of any Optionee who is actually subject to Section 16(b) of the Exchange Act, any such settlement shall comply with the applicable requirements of Rule 16(b)-3. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

14.5 Reinvestment of Dividends. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Stock are available under Article III for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

14.6 Beneficiaries Designation. The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable with respect to outstanding awards under the Plan in the event of the participant’s death are to be paid.

14.7 Loan Program. The Board may institute a loan program to assist one or more participants in financing the exercise of outstanding options through full-recourse interest bearing promissory notes. However, the maximum amount of financing provided any optionee may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. No loans may be made to anyone not authorized by any applicable law.

14.8 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, except where Delaware may otherwise be applicable.

14.9 Rule 16b-3 Requirement. Notwithstanding anything in this Plan to the contrary, if the Committee determines that the Plan or grant or award cannot satisfy the requirements of Rule 16b-3, then it shall have the authority to waive or modify those provisions of the Plan or grant or award so as to enable compliance with Rule 16b-3.

14.10 Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.

ARTICLE XV

EFFECTIVE DATE OF PLAN; SHAREHOLDER APPROVAL

15.1 The Plan shall be effective as of May 29, 2003, subject however to the approval of the Plan by the holders of at least a majority of the outstanding shares of Stock of the Company present or represented and entitled to vote at a meeting of shareholders of the Company. Awards may be made under the Plan on and after its effective date; provided, however, that any such awards shall be null and void if shareholder approval of the Plan is not obtained within 12 months of the adoption of the Plan by the Board.

ARTICLE XVI

TERM OF PLAN

16.1 No Stock Option, Stock Appreciation Right, restricted stock award, or Long Term Performance award shall be granted on or after the tenth anniversary of the effective date of the Plan, but awards granted prior to such tenth anniversary (including, without limitation, Long Term Performance Awards for Performance Periods commencing prior to such tenth anniversary) may extend beyond that date.

HAUPPAUGE DIGITAL, INC.
EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I
INTRODUCTION

1.01

Purpose. The Hauppauge Digital Inc. Employee Stock Purchase Plan is intended to provide a method whereby Employees of the Company will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company.

1.02

Rules of Interpretation. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

ARTICLE II
DEFINITIONS

2.01	“Board” shall mean the board of directors of the Company.

2.02	“Company” shall mean Hauppauge Digital, Inc. and its Subsidiary Corporations.

2.03	“Common Stock” shall mean the $.01 par value common stock of Hauppauge Digital, Inc.

2.04	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.05

“Compensation” shall mean the gross cash compensation (including, wage, salary, commission and overtime earnings) paid by the Company to a participant in accordance with the terms of employment, but excluding all bonus payments, expense allowances and compensation paid in a form other than cash.

2.06	“Committee” shall mean the individuals described in Article XI.

2.07

“Employee” shall mean any person employed by the Company on a full-time or part-time basis, who is regularly scheduled to work more than twenty (20) hours per week and whose customary employment is for more than five (5) months in any calendar year.

2.08	“Plan” shall mean the Hauppauge Digital, Inc. Employee Stock Purchase Plan, as set forth herein and as hereinafter amended from time to time.

2.09	“Offerings” shall mean offerings as defined in Section 4.02.

(a) “Offering Commencement Date” shall mean as defined in Section 4.02.

	(b)	“Offering Termination Date” shall mean as defined in Section 4.02.

2.10	“Option Price” shall mean the option price as defined in Section 6.02.

2.11

“Plan Representative” shall mean any person designated from time to time by the Committee to receive certain notices and take certain other administrative actions relating to participation in the plan.

2.11

“Subsidiary Corporation” shall mean any present or future corporation which (i) is or becomes a “subsidiary corporation” of Hauppauge Digital, Inc. as the term is defined in Section 424(b) of the Code and (ii) is designated as a participant in the Plan by the Committee.

ARTICLE III
ELIGIBILITY AND PARTICIPATION

3.01

Initial Eligibility. Each Employee who shall have completed six (6) consecutive months of employment with the Company and shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan which commence after such six-month period has concluded. Persons who are not Employees shall not be eligible to participate in the Plan.

3.02

Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first ninety (90) days of such leave of absence and such Employee’s employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any Employee’s leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an Employee’s employment for all purposes of the Plan and shall terminate such employee’s participation in the Plan and the right to exercise any option.

3.03	Restrictions on Participation. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option to purchase shares of Common Stock under the Plan:

(a)

if, immediately after the grant, such Employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

(b)

which permits such Employee’s rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

3.04

Commencement of Participation. An eligible Employee may become a participant by completing an authorization for payroll deductions on the form provided by the Company and filing the completed form with the Plan

Representative on or before the filing date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the next following Offering. Payroll deductions for a participant shall commence on the next following Offering Commencement Date after the Employee’s authorization for payroll deductions becomes effective and shall continue until termination of the Plan or the participant’s earlier termination of participation in the Plan. Each participant in the Plan shall be deemed to continue participation until termination of the Plan or such participant’s earlier termination of the participation in the Plan pursuant to Article VIII below.

ARTICLE IV
STOCK SUBJECT TO THE PLAN AND OFFERINGS

4.01

Stock Subject to the Plan. Subject to the provisions of Section 12.04 of the Plan, the Company’s’s Board shall reserve initially for issuance under the Plan an aggregate of One Hundred Thousand (100,000) shares of Common Stock which shares shall be authorized but unissued shares of Common Stock.

4.02

Offerings. Except as described below with respect to the first year the Plan is in effect, the Plan will be implemented by four annual offerings of the Company’s Common Stock each calendar year until December 31, 2003 to be divided as provided below. There will be two (2) Offerings in calendar 2000, the first of which will begin on August 1, 2000 and end on September 30, 2000 and the second shall commence on October 1, 2000 and end on December 31, 2000. Thereafter, in each year that the Plan is in effect, the first Offering will begin on January 1 and end on March 31, the second Offering will begin on April 1 and end on June 30, the third Offering will begin on July 1 and end on September 30, and the fourth Offering will begin on October 1 and end on December 31. The first day of each Offering shall be deemed the “Offering Commencement Date” and the last day the “Offering Termination Date” for such Offering. In each Offering, the maximum number of shares that may be issued shall be 10,000 plus unissued shares from all prior Offerings whether offered or not.

4.03

Maximum Number of Shares. If the total number of shares for which options are exercised on any Offering Termination Date exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in a nearly uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to such participant as promptly as possible.

ARTICLE V
PAYROLL DEDUCTIONS

5.01

Amount of Deduction. The form described in Section 3.04 will permit a participant to elect payroll deductions of any whole percentage from one percent (1%) through ten percent (10%) of such participant’s Compensation for each pay period during an Offering.

5.02	Participant’s Account. All payroll deductions made for a participant shall be credited to an account established for such participant under the Plan. A participant may not make any separate cash payment into such account, except when on leave of absence and then only as provided in Section 5.04.

5.03

Changes in Payroll Deductions. A participant may discontinue participation in the Plan as provided in Article VIII. A participant may reduce or increase future payroll deductions (within the limits described in Section 5.01) by filing with the Plan Representative a form provided by the Company for such purpose. The effective date of any increase or reduction in future payroll deductions will be the first day of the next pay period succeeding processing of the change form.

5.04

Leave of Absence. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to Section 7.02, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant’s authorized Plan deductions.

ARTICLE VI
GRANTING OF OPTION

6.01

Number of Option Shares. On the Commencement Date of each Offering, each participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of Common Stock equal to (i) that percentage of the Employee’s Compensation which the Employee has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the Employee’s Compensation during the Offering then divided by (iii) the applicable Option Price determined as provided in Section 6.02 below.

6.02	Option Price. The option price of stock purchased with payroll deductions made during any Offering for a participant therein shall be the lower of:

	a.	85% of the closing price of the stock on the Offering Commencement Date for such Offering or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

	b.	85% of the closing price on the Offering Termination Date for such Offering or the nearest prior business day on which trading occurred on the NASDAQ National Market System.

If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, the reference shall be made to the fair market value of the stock on each such date, as determined on such basis as shall be established or specified for the purpose by the Committee.

ARTICLE VII
EXERCISE OF OPTION

7.01

Automatic Exercise. Each Plan participant’s option for the purchase of stock with payroll deductions made during an Offering shall be deemed to have been exercised automatically on the applicable Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant’s account at the time will purchase at the applicable Option Price (but not in excess of the number of shares for which outstanding options have been granted to the participant pursuant to Section 6.01).

7.02

Withdrawal of Account. No participant in the Plan shall be entitled to withdraw any amount from the accumulated payroll deductions in his or her account; provided, however, that a participant’s accumulated payroll deductions shall be refunded to the participant’s as and to the extent specified in Section 8.01 below upon termination of such participant’s participation in the Plan.

7.03

Fractional Shares. Fractional shares of Common Stock will not be issued under the Plan. Any accumulated payroll deductions which would have been used to purchase fractional shares, unless refunded pursuant to Section 7.02 above, will be held for the purchase of Common Stock in the next following Offering, without interest.

7.04	Exercise of Options. During a participant’s lifetime, options held by such participant shall be exercisable only by that participant.

7.05

Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant of such Offering, as appropriate, the shares of Common Stock purchased therein upon exercise of such participant’s option.

7.06

Stock Transfer Restrictions. The Plan is intended to satisfy the requirements of Section 423 of the Code. A participant will not obtain the benefits of this provision if such participant disposes of shares of Common Stock acquired pursuant to the Plan within two (2) years from the Offering Commencement Date or within one (1) year from the date such Common Stock is purchased by the participant, whichever is later.

ARTICLE VIII
WITHDRAWAL

8.01

In General. A participant may stop participating in the Plan at any time by giving written notice to the Plan Representative. Upon processing of any such written notice, no further payroll deductions will be made from the participant’s Compensation during such Offering or thereafter, unless and until such participant elects to resume participation in the Plan by providing written notice to the Plan Representative pursuant to Section 3.04 above. Such participant’s payroll deductions accumulated prior to processing of such notice shall be applied toward purchasing full shares of Common Stock in the then-current Offering as provided in Section 7.01 above. Any cash balance remaining after the purchase of shares in such Offering shall be refunded promptly to such participant.

8.02	Effect on Subsequent Participation. A participant’s withdrawal from any Offering will not have any effect upon such participant’s eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company and for which such participant is otherwise eligible.

8.03

Termination of Employment. Upon termination of a participant’s employment with the Company for any reason, including retirement or death, the participant’s payroll deductions accumulated prior to such termination, if any, shall be applied toward purchasing full shares of Common Stock in the then-current Offering, and any cash balance remaining after the purchase of shares in such Offering shall be refunded to him or her, or, in the case of his or her death, to the person or persons entitled thereto under Section 12.01, and his or her participation in the Plan shall be deemed to be terminated.

8.04

Leave of Absence. A participant on leave of absence shall, subject to the election made by such participant pursuant to Section 5.04, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than ninety (90) days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such participant’s participation in the Plan shall terminate on whichever of such dates first occurs.

ARTICLE IX
INTEREST

9.01	Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of or distributed to any participant Employee.

ARTICLE X
STOCK

10.01

Participant’s Interest in Option Stock. No participant will have any interest in shares of Common Stock covered by any option held by such participant until such option has been exercised as provided in Section 7.01 above.

10.02

Restrictions on Exercise. Shares of Common Stock purchased by a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Plan Representative prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

10.03	Restrictions on Exercise. The Board may, in its discretion, require as conditions to the exercise of any option with respect to the underlying shares that either:

a.	A registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

b.

The participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his or her intention to purchase the shares for investment and not for resale or distribution.

ARTICLE XI
ADMINISTRATION

11.01

Appointment of Committee. The Board shall appoint a committee (the “Committee”) to administer the Plan, which shall be composed of two or more members who are non-employee directors as defined under Rule 16b - 3 as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act as amended from time to time or the Board.

11.02

Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provision of the Plan, to adopt rules and regulations for administering the Plan. The Committee’s determination of the foregoing matters shall be conclusive.

11.03

Rules Governing the Administration of the Committee. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its chairman, shall hold its meetings at such times and places as it shall deem advisable, and may hold telephonic meetings. All determinations of the Committee shall be made by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a Secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

ARTICLE XII
MISCELLANEOUS

12.01

Designation of Beneficiary. A participant may file with the Plan Representative a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash under the Plan upon the participant’s death. Such designation of beneficiary may be changed by the participant at any time by written notice to the Plan Representative. Upon the death of a participant and receipt of by the Company of proof of identity and existence at the participant’s death of a beneficiary validly designated by the participant under the Plan, and subject to Article VIII above concerning withdrawal from the Plan, the Company shall deliver such shares of Common Stock and/or cash to such beneficiary. In the event of the death of a participant lacking a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of

Common Stock and/or cash to the spouse or to any one or more dependants of the participant, in each case without any further liability of the Company whatsoever under or relating to the Plan. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the shares of Common Stock and/or cash credited to the participant under the Plan.

12.02

Transferability. Neither payroll deductions credited to any participant’s account nor any option or rights with regard to the exercise of any option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its discretion, treat such act as an election to withdraw from participation in the Plan in accordance with Section 8.01.

12.03

Use of Funds. All payroll deductions received and/or held by the Company under the Plan maybe used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

12.04	Adjustment Upon Changes in Capitalization.

a.

If, while any options are outstanding under the Plan, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through any reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and in the Option Price or Prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No such adjustments shall be made for or in respect to stock dividends. For purposes of this paragraph, any distribution of shares of Common Stock to shareholders in an amount aggregating 20% or more of the outstanding shares of Common Stock shall be deemed a stock split, and any distribution of shares aggregating less than 20% of the outstanding shares of Common Stock shall be deemed a stock dividend.

b.

Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or capital stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date, upon the exercise of such option, for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which each such holder of any such option might hereafter be entitled to receive.

12.05

Amendment and Termination. The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, alter (i) the aggregate number of shares of Common Stock which may be issued under the Plan (except pursuant to Section 12.04 above), or (ii) the class of employees eligible to receive options under the Plan, other than to designate additional Subsidiary Corporations as Eligible Subsidiary Corporations; and provided further, however, that no termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase shares of Common Stock, adversely affect the rights of such Employee under such option.

12.06

Effective Date. The Plan shall become effective as of May 9, 2000, subject to approval by the holders of a majority of the shares of Common Stock present and represented at any special or annual meeting of the shareholders of the Company duly held within 12 months after adoption of the Plan. If the Plan is not so approved, the Plan shall not become effective.

12.07

No Employment Rights. The Plan does not, directly or indirectly, create in any person any right with respect to continuation of employment by the Company or any Subsidiary Corporation, and it shall not be deemed to interfere in any way with the Company’s or any Subsidiary Corporation’s right to terminate, or otherwise modify, any Employee’s employment at any time.

12.08

Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

12.09	Governing Law. The law of the State of New York will govern all matters relating to this Plan except to the extent superseded by the State of Delaware or the federal laws of the United States.

FIRST AMENDMENT

TO

HAUPPAUGE DIGITAL INC.

EMPLOYEE STOCK PURCHASE PLAN

A.

Section 4.01 is hereby amended to increase the number of shares reserved for issuance under the Plan from One Hundred Thousand (100,000) shares of Common Stock to One Hundred and Eighty Thousand (180,000) shares of Common Stock which shares shall be authorized but unissued shares of Common Stock.

B.	Section 4.02 is hereby amended to change the date of December 31, 2003 to December 31, 2004.

C.	Except as amended herein all of the other terms of the Plan shall continue in full force and effect.

D.

The effective date of this First Amendment is May 1, 2002 subject to approval by the holders of a majority of the shares of Common Stock present and represented at the next special or annual meeting of the shareholders of the Company duly held.

SECOND AMENDMENT

TO

HAUPPAUGE DIGITAL INC.

EMPLOYEE STOCK PURCHASE PLAN

A.

Section 4.01 is hereby amended to increase the number of shares reserved for issuance under the Plan from One Hundred Eighty Thousand (180,000) shares of Common Stock to Two Hundred and Sixty Thousand (260,000) shares of Common Stock which shares shall be authorized but unissued shares of Common Stock.

B.	Section 4.02 is hereby amended to change the date of December 31, 2004 to December 31, 2006.

C.	Except as amended herein all of the other terms of the Plan shall continue in full force and effect.

D.

The effective date of this Second Amendment is July 21, 2004 subject to approval by the holders of a majority of the shares of Common Stock present and represented at the next special or annual meeting of the shareholders of the Company duly held.

HAUPPAUGE DIGITAL INC.
91 Cabot Court
Hauppauge, New York 11788

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Kenneth Plotkin as Proxy, with the power to appoint his substitute, and hereby authorizes him, to represent and vote, as designated below, all the shares of Common Stock of Hauppauge Digital, Inc. (the “Company”) held of record by the undersigned on September 6, 2006 at the Annual Meeting of Stockholders to be held on October 17, 2006, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4 in favor of any proposal to adjourn the meeting in order to allow the Company additional time to obtain sufficient Proxies with regard thereto.

THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR”
PROPOSALS 1, 2, 3 AND 4.

☒  Please mark your votes as in this example.

1.	Election of Directors.

	☐	FOR all nominees listed below (except as marked to the contrary as instructed below).

	☐	WITHOLD AUTHORITY to vote for all nominees listed below.
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee’s name from the list below.)

		•	BERNARD HERMAN

		•	KENNETH PLOTKIN

		•	ROBERT S. NADEL

		•	CHRISTOPHER G. PAYAN

		•	NEAL PAGE

		•	SEYMOUR G. SIEGEL

(continued and to be signed on reverse side)

[Reverse Side]

2.	Proposal to ratify the amendment to the Company’s 2003 Performance and Equity Incentive Plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	Proposal to ratify the amendment to the Company’s Employee Stock Purchase Plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Please date, sign and mail your proxy card back as soon as possible!
Annual Meeting of Stockholders
Hauppauge Digital Inc.
October 17, 2006

Signature:______________________

Signature, if held jointly:_______________________

Dated: ______________________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in full partnership or limited liability company name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED ENVELOPE